                                                                   EXHIBIT 10.11

                         SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of March 1, 1997, among Blue Rhino Corporation, a Delaware corporation (the "Corporation"), and Platinum Propane Holding, L.L.C., a Delaware limited liability company (the "Purchaser").

                               R E C I T A L S:
                               - - - - - - - -

     The Corporation desires to sell to the Purchaser and the Purchaser desires to purchase from the Corporation (a) 2,000,000 shares of Common Stock of the Corporation, par value $0.01 per share at a price of $0.50 per share (the "Shares") and (b) a Warrant to purchase 1,500,000 shares ("Warrant") of Common Stock of the at a warrant price of $0.50 per share (together the Shares and Warrant referred to herein as the "Securities")

  NOW THEREFORE, the parties hereto agree as follows:

     1.   Authorization of the Securities. The Corporation has authorized the
          -------------------------------
issuance and sale to the Purchaser of 2,000,000 Shares upon the execution of this Agreement and an additional 1,500,000 shares of its Common Stock upon the exercise of the Warrant. The Corporation has also authorized issuance of and delivery to the Purchasers of the Warrant.

     2.   Subscriptions; Issuance; and Closing.
          ------------------------------------

          A.   Subscription. The Purchaser hereby agrees to purchase the Shares
               ------------
and the Warrant for a total purchase price of $1,000,000.00.

          B.   Delivery of Shares.  At the Closing (as defined below) the
               ------------------
Corporation shall deliver to the Purchaser a certificate representing the Shares registered in the name of the Purchaser.

          C.   Warrant Issuance.  In consideration of the Purchaser's
               ----------------
subscription to purchase Shares, as described above, the Corporation agrees to issue the Warrant to purchase an additional 1,500,000 shares of the Corporation's Common Stock. The Warrant shall be in form and substance substantially similar to Exhibit A attached hereto.

          D.   Closing Mechanics. The closing (the "Closing") for the purchase
               -----------------
and sale of the Securities will take place at the offices of the Corporation on March 1, 1997 (the "Closing Date"), or at such other place or on such other date as may be mutually agreeable to the Corporation and the Purchaser. At the Closing, the Corporation will deliver to the Purchaser the Shares and Warrant to be purchased as part of the Securities, registered on the books of the Corporation in the Purchaser's or its nominee's name. Payment of the purchase price for the

Securities shall be by a cashier's or certified check, or by wire transfer of immediately available funds to the Corporation's account at a bank specified by the Corporation.

     3.   Conditions of the Purchaser's Obligation at the Closing.
          -------------------------------------------------------

          A. The obligation of Purchaser to purchase and pay for the Securities at the Closing is subject to the satisfaction as of the Closing Date of the following conditions:

               (i)   Representations and Warranties. The representations and
                     ------------------------------
     warranties contained in Section 6 hereof will be true and correct in all material respects at and as of the Closing as though then made.

               (ii)  Amendment and Restatement of Certificate of Incorporation.
                     ---------------------------------------------------------
     The Corporation's Certificate of Incorporation (the "Certificate of Incorporation") will have been amended and restated in form and substance as set forth in Exhibit B hereto, will be in full force and effect under the laws of the State of Delaware as of the Closing as so amended and will not have been further amended or modified.

               (iii) Amendment and Restatement of Registration Rights Agreement.
                     ----------------------------------------------------------
     The Registration Rights Agreement (the "Registration Rights Agreement") shall have been amended and restated in form and substance as set forth in Exhibit C hereto, the Purchaser shall have become a party to the Registration Rights Agreement, and the Registration Rights Agreement will be in full force and effect.

               (iv)  Blue Sky Clearances. The Corporation will have made all
                     -------------------
     filings under applicable state securities laws, and will have taken all other action, necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

               (v)   Closing Documents. The Corporation will have delivered to
                     -----------------
     the Purchaser at the Closing all of the following documents:

                     (a) copies of the resolutions duly adopted by the Corporation's Board of Directors authorizing the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Amended and Restated Articles of Incorporation and each of the other agreements contemplated hereby, the filing of the amendment to the Certificate of Incorporation referred to in Section 3A(ii), the issuance and sale of the Shares and Warrant, and the reservation for issuance upon exercise of the Warrant of an aggregate of 1,500,000 shares of Common Stock;

                     (b) Consent of a majority of the holders of the 10.5% Senior Discount Notes issued by the Corporation authorizing execution and delivery of the Registration Rights Agreement, the Amended and Restated Articles of Incorporation and each of the other agreements contemplated thereby, the filing of the amendment to the Certificate of Incorporation referred to in Section 3A(ii), the issuance and sale of the Shares and Warrant, and the reservation for issuance upon exercise of the Warrant of an aggregate of 1,500,000 shares of Common Stock;

                     (c) Consent of 66.7% of the Series A Preferred Shareholders of the Corporation authorizing execution and delivery of the Registration Rights Agreement, the Amended and Restated Articles of Incorporation and each of the other agreements contemplated thereby, the filing of the amendment to the Certificate of Incorporation referred to in Section 3A(ii), the issuance and sale of the Shares and Warrant, and the reservation for issuance upon exercise of the Warrant of an aggregate of 1,500,000 shares of Common Stock;

                     (d) Consent of Forseyth/McArthur Associates, Inc. authorizing execution and delivery of the Registration Rights Agreement;

                     (e) copies of the Amended and Restated Certificate of Incorporation and the Corporation's bylaws;

                     (f) such other documents relating to the transactions contemplated by this Agreement as any Purchaser may reasonably request.

               (vi)  Proceedings. All corporate and other proceedings taken or
                     -----------
     required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be satisfactory in form and substance to the Purchaser.

          B.   Waiver. Any condition specified in this Section 3 may be waived
               ------
if consented to by the Purchaser; provided that no such waiver will be effective against any Purchaser unless it is set forth in a writing executed by the Purchaser.

     4.   Covenants.
          ---------

          A.   Negative Covenants. So long as any Shares or Warrants remain
               ------------------
outstanding, the Corporation will not:

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               (i)   Mergers. Merge or consolidate with any Person or permit any
                     -------
     subsidiary to merge or consolidate with any Person (other than, in the case of a wholly-owned subsidiary, with or into the Corporation or any other wholly-owned subsidiary);

               (ii)  Liquidations. Liquidate, dissolve or effect a
                     ------------
     recapitalization or reorganization in any form of transaction; and

               (iii) Charter Amendments.  Make any amendment to the
                     ------------------
     Corporation's certificate of incorporation or by-laws, or file any resolution of the Board with the Secretary of State of Delaware.

          B.   Affirmative Covenants. So long as any Shares or Warrants remain
               ---------------------
outstanding, the Corporation will:

               (i)   Preservation of Corporate Existence and Property;
                     ------------------------------------------------
     Operations. The Corporation agrees to preserve, protect, and maintain,
     ----------
     and cause each subsidiary to preserve, protect, and maintain, (a) its corporate existence, and (b) all rights, franchises, accreditations, privileges, and properties the failure of which to preserve, protect, and maintain could have a material adverse effect on the business, affairs, assets, prospects, operations, or condition, financial or otherwise, of the Corporation and its subsidiaries, if any, taken as a whole. The Corporation and its subsidiaries, if any, will comply with all material agreements and contracts, including, without limitation, all leases and loan agreements;

               (ii)  Reservation of Common Stock. The Corporation will at all
                     ---------------------------
     times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable will, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation will take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of common stock may be listed (except for official notice of issuance which will be immediately transmitted by the Corporation upon issuance); and

     5.   Transfer of Restricted Securities.
          ---------------------------------

          A. Restricted Securities are transferable pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 of the Commission (or any similar rule then in force) if such rule is available, (iii) the conditions specified in Subsection B below, (iv) subject to Subsection D below, and (iv) subject to Subsection E below.

          B. In connection with the transfer of any Restricted Securities (other than a transfer described in Subsection 5A(i) or (ii) above), the Holder thereof will deliver written notice to the Corporation describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Corporation's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the Holder of the Restricted Securities delivers to the Corporation an opinion of counsel acceptable to the Corporation that no subsequent transfer of such Restricted Securities will require registration under the Securities Act, the Corporation will promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 5C. If the Corporation is not required to deliver new certificates for such Restricted Securities not bearing such legend, the Holder thereof will not transfer the same until the prospective transferee has confirmed to the Corporation in writing its agreement to be bound by the conditions contained in this Section and Section 5C.

          C. The Corporation shall place, and shall instruct any transfer agent of the Corporation to place, a stop-transfer order on the Corporation's shareholder record books which prohibits the Corporation, or any transfer agent of the Corporation, from registering on the Corporation's books (i) any transfer of the shares of Restricted Securities and (ii) the issuance of shares of Common Stock upon any exercise of the Warrants that, in each case, were originally granted or sold to Purchasers who are not "U.S. Persons" (as defined in Rule 902 under the Securities Act) unless such transfer or conversion is made in accordance with the provisions of Regulation S (17 CFR (S)(S) 230.902 - 230.904) under the Securities Act.

     6.   Representations and Warranties of the Corporation.  As a material
          -------------------------------------------------
inducement to the Purchasers to enter into this Agreement and purchase the Units, the Corporation hereby represents and warrants that:

          A.   Organization and Corporate Power.  The Corporation is a
               --------------------------------
corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify, except where the failure to so qualify could not reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Corporation. The Corporation has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and to carry out the transactions contemplated by this Agreement.

          B.   Corporate Power; Successor Corporation. The Corporation has all
               --------------------------------------
requisite legal and corporate power and authority to enter into this Agreement and all other agreements entered into pursuant hereto, to issue and sell the Units and to carry out and perform its obligations under the terms of this Agreement and all other agreements entered into pursuant hereto. The Corporation is the successor corporation of Blue Rhino Corporation, a North Carolina corporation ("BRC - North Carolina") pursuant to a statutory merger under Delaware Law in which the Corporation is the survivor and is successor to all rights, titles and interest of BRC-North Carolina. Where appropriate, references to the Corporation in this Section 6 shall mean both the Corporation and BRC-North Carolina as its predecessor.

          C.   Capitalization.  As of the Closing Date, the Corporation's
               --------------
authorized capital stock will consist of (a) 64,500,000 Common Shares, and (b) 20,796,172 Series A Preferred Shares. As of the Closing Date, there shall be no declared but unpaid dividends or undeclared dividend arrearage on any shares of capital stock of the Corporation. After giving effect to the consummation of the transactions contemplated by this Agreement, the only shares of capital stock issued and outstanding, reserved for issuance or committed to be issued will be:

               (i)   21,385,341 issued and outstanding shares of Common Stock;

               (ii) 1,502,745 shares of Common Stock reserved for issuance upon the exercis e of the Warrant;

               (iii) 16,344,294 shares of Common Stock reserved for issuance upon th e exercise of the Existing Warrants;

               (iv) 1,405,000 shares of Common Stock reserved for future grants pursuant to the Corporation's stock option plan;

               (v) 1,010,000 shares of Common Stock reserved for issuance upon exercise of outstanding grants pursuant to the Corporation's stock option plan.

               (vi) 20,796,172 shares of Common Stock reserved for issuance upon the conversions of the Series A Preferred Stock; and

               (vii) 20,796,172 issued and outstanding shares of Series A Preferred Stock.

     There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Corporation for the purchase or acquisition of any shares of its capital stock, other than those issued, reserved or committed to be issued pursuant to or listed in this Agreement or as provided for in the Shareholders' Agreement or the

Amended and Restated Certificate of Incorporation. All outstanding securities of the Corporation were issued in compliance with all federal and state securities laws.

          D.   Authorization.  All corporate action on the part of the
               -------------
Corporation, its directors and shareholders necessary for the authorization, execution, delivery and performance by the Corporation of this Agreement and all other agreements entered into pursuant hereto and the consummation of the transactions contemplated hereby and thereby, and for the authorization, issuance and delivery of the Shares and Warrant, has been taken. This Agreement and all other agreements entered into pursuant hereto, including the Warrant, are legal, valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms.

          E.   No Violation. The execution and delivery of this Agreement and
               ------------
all other agreements entered into pursuant hereto, the consummation of the transactions provided for herein and therein or contemplated hereby and thereby, and the fulfillment by the Corporation of the terms hereof or thereof, will not (with or without notice or passage of time or both) (i) conflict with or result in a breach of any provision of the certificate of incorporation or bylaws of the Corporation, (ii) result in a default, give rise to any right of termination, cancellation or acceleration, or require any consent or approval which has not been obtained under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, loan, factoring arrangement, license, agreement, lease or other instrument or obligation to which the Corporation is a party or by which it or any of its assets may be bound or (iii) violate any law, judgment, order, writ, injunction, decree, statute, rule or regulation of any court, administrative agency, bureau, board, commission, office, authority, department or other governmental entity applicable to the Corporation or any of its assets.

          F.   Validity of Securities. The Shares and Warrant, when issued,
               ----------------------
sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid, non-assessable and free and clear of all liens. The underlying Common Stock issuable upon exercise of the Warrant has been duly and validly reserved and, upon issuance in accordance with the exercise provisions of the Warrant, will be duly and validly issued, fully paid, non-assessable and free and clear of all liens.

          G.   Title to Properties; Liens and Encumbrances. The Corporation has
               -------------------------------------------
good and marketable title to all of the assets necessary to conduct its business as presently conducted or as proposed to be conducted.

          H.   Compliance with Law and Other Instruments. The Corporation is not
               -----------------------------------------
in violation of any term of its Certificate of Incorporation or by-laws or of the provisions of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which it is subject and a violation of which could have a material adverse effect on its business, affairs, assets, prospects, operations, employee relations or condition, financial or otherwise, or the Corporation's ability to perform its obligations hereunder or under any agreement entered pursuant hereto. The Corporation has all franchises, permits, licenses and approvals, necessary to conduct its business as presently conducted. The Corporation has no knowledge of or reason to expect any change to any law, statute, rule or regulation which could adversely affect the ability of the Corporation to conduct its business as presently conducted or as proposed to be conducted.

          I.   Registration Rights. Except as provided for in the Registration
               -------------------
Rights Agreement, the Corporation is not under any obligation to register under the Securities Act any of its currently outstanding securities or any of its securities which may hereafter be issued.

     7.   Definitions. For the purpose of this Agreement, the following terms
          -----------
have the meanings set forth below:

          "Affiliate" of particular person or entity means any other person or entity controlling, controlled by or under common control with such particular person or entity.

          "Board of Directors" means the Corporation's duly elected Board of Directors.

          "Commission" means the Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.

          "Default" means the failure of the Corporation or any subsidiary to duly observe or perform any covenant, condition or agreement required to be performed by the Corporation or a subsidiary under this Agreement, any agreement entered into pursuant hereto or the certificates of Incorporation.

          "Existing Warrants" means the Warrants to purchase (i) 4,214,185 shares of Common Stock at $0.0347037 per share, issued to certain investors on December 1, 1994, (ii) 115,264 shares of Common Stock at $0.347037 per share, issued to Peter Huizenga ("Huizenga"), Andrew Filipowski ("Filipowski"), Craig Duchossois ("Duchossois") and Robert F. Steele ("Steele") in connection with a bridge loan in May 1995, (iii) 2,593,385 shares of Common Stock at $0.347037 per share issued to Huizenga, Filipowski, Duchossois, Steele, and Billy D. Prim ("Prim") in connection with their guarantee of loan to the Corporation in June 1995, (iv) 86,446 shares of Common Stock at $0.347037 per share issued to Platinum Venture Partners I, L.P. in connection with a loan to the Corporation in May 1995, (v) 259,338 shares of Common Stock at $0.347037 per share issued to Platinum Venture Partners I, L.P. in connection with the extension of the maturity on its loan to the Corporation on August 14, 1995, (vi) 6,612,926 shares of Common Stock at $0.347037 per share to be issued to the purchasers of the 10.5% Senior Discount Notes and Warrants pursuant to that certain Unit Purchase Agreement dated November 4, 1995 (the "Unit Purchase Agreement"), (vii) 960,000 shares of Common Stock at $0.347037 per share issued to Huizenga, Duchossois and Peer Pedersen or their assigns pursuant to the Unit Purchase Agreement and (viii) 1,502,745 shares of Common Stock at $0.50 per share issued to Lunn/Forseyth L.P. upon the extension of lease financing to the Corporation.

          "Holder" of at least a certain percentage or number of Warrants, Common Stock, or other securities shall mean any single Holder beneficially owning at least such designated percentage or number of such securities, or each member of a Group (hereinafter defined) if the Group has beneficial ownership of, in the aggregate, at least such percentage or number of such securities.

          "Person" means any individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Registration Rights Agreement" means that certain Amended and Restated Registration Rights Agreement dated of even date herewith which amends and restates in its entirety that certain Registration Rights Agreement dated December 1, 1994 by and between the Corporation and certain of its investors.

          "Restricted Securities" means (i) the Warrant, (ii) the Common Stock issued upon exercise of Warrants, (iii) any securities issued with respect to the securities referred to in clauses (i) through (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iv) if applicable, the Notes. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 8C herein have been delivered by the Corporation in accordance with Section 5B. Whenever any particular securities cease to be Restricted Securities under (a) or (b) above, the Holder thereof will be entitled to receive from the Corporation, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 8C.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "Series A Preferred Stock" means the Corporation's Series A Convertible Participating Preferred Stock.

          "Shareholder's Agreement" means that certain Shareholder's Agreement dated December 1, 1994 by and between the Corporation and its shareholders, as amended.

          "Underlying Common Stock" means (i) the Corporation's Common Stock issued or issuable upon exercise of the Warrant, and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Any Person who holds the Warrant will be deemed to be the Holder of the Common Stock obtainable upon the exercise of the Warrant in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the conversion. As to any particular shares of Underlying Common Stock, such shares will cease to be Underlying Common Stock when they have been
(a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

     8.   Miscellaneous.
          -------------

          A.   Expenses. The Corporation agrees to pay, and hold each Purchaser
               --------
and all Holders of the Warrants, Underlying Common Stock and the Notes harmless against liability for the payment of, (i) the reasonable fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the agreements contemplated hereby, the Certificate of Incorporation (including, without limitation, in connection with any proposed merger or sale of the Corporation),
(ii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any Warrants, any Notes or any shares of Common Stock issuable upon exercise of the Warrants, (iii) reasonable fees and expenses incurred with respect to the enforcement of the rights granted under this Agreement, the agreements contemplated hereby, the Certificate of Incorporation, the Shareholders' Agreement or the Registration Rights Agreement (iv) reasonable fees and expenses of counsel for a Purchaser or such Holder in rendering a legal opinion in connection with the sale or assignment of a Purchaser's or such Holder's Warrants or Notes if a Purchaser or such Holder desires to sell or otherwise transfer any or all of the Warrants or Notes held by it and counsel for the Corporation declines to render a legal opinion to such Purchaser or such Holder, whether or not registration under the Securities Act will be required for such sale or transfer and (v) the reasonable fees and expenses incurred by any such Person in connection with any transaction, claim or event which such Person reasonably believes affects its investment in the Corporation and as to which such Person seeks advice of counsel.

          B.   Remedies.  Each Holder will have all rights and remedies set
               --------
forth in this Agreement, the Certificate of Incorporation and all rights and remedies which such Holders have been granted at any time under any other agreement or contract and all of the rights which such Holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          C.   Purchaser's Investment Representations. Each Purchaser hereby
               --------------------------------------
severally represents to the Corporation the following:

               (i) the Purchaser is a "U.S. Person" (as defined in Rule 902 (17 CFR (S) 230.902) under the Securities Act);

               (ii) the Purchaser's state of residency for security law purposes is the state referred to next to the Purchaser's name on the signature pages hereto;

               (iii) (a) the Purchaser is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent any Purchaser and subsequent Holders of Restricted Securities from transferring such securities in compliance with the provisions hereof. Each certificate for Restricted Securities purchased hereunder will be imprinted with a legend in substantially the following form:

               The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or offered for sale unless registered under said Act or unless the holder of this certificate delivers to Blue Rhino Corporation an opinion of counsel reasonably acceptable to Blue Rhino Corporation stating that an exemption from such registration is available.

                         (b) The Purchaser has the financial ability to bear the economic risk of an investment in the Restricted Securities, has adequate means of providing for its current needs and personal contingencies, has no need for liquidity in such investment and could afford a complete loss of such investment.

                         (c) The Purchaser was not formed for the specific purpose of acquiring the Restricted Securities offered in this transaction.

                         (d) The Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

               (iv) The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to its net worth and its investment in the Corporation will not cause such overall commitment to become excessive;

               (v) The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Restricted Securities; and

               (vi) (a) The Purchaser expressly acknowledges receipt of the financial information distributed in connection with this offering. The Purchaser acknowledges and agrees that the Purchaser has read and understood the terms and conditions set forth in the financial information.

                         (b) The Purchaser has been given full opportunity to ask questions of and to receive answers from representatives of the Corporation concerning the terms and conditions of the investment and the business of the Corporation and such other information as it desires in order to evaluate an investment in the Restricted Securities, and all such questions have been answered to the full satisfaction of the Purchaser.

                         (c) In making its decision to acquire the Restricted Securities, the Purchaser has relied solely upon independent investigations made by it. In addition, the Purchaser initially learned of the investment through a direct communication, and was never presented or solicited by (x) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, (y) any seminar or meeting whose attendees, including the Purchaser, had been invited as a result of, subsequent to or pursuant to any of the foregoing, or (z) any other form of general solicitation.

                         (d) The Purchaser understands that the shares of the Restricted Securities have not been registered under the Securities Act, the securities laws of any state, and are being issued in reliance upon specific exemptions from registration thereunder, and the Purchaser agrees that the shares of the Restricted Securities may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except pursuant to (x) a registration statement with respect to such securities which is effective under the Securities Act or under the securities act of any state, (y) Rule 144 under the Securities Act or (z) any other exemption from registration under the Securities Act or under the securities act of any state relating to the disposition of securities, provided an opinion of counsel is furnished, reasonably satisfactory in form and substance to the Corporation, that an exemption from the registration requirements of the Securities Act of such state act is available. The Purchaser understands the legal consequences of the foregoing to mean that he, she or it may be required to bear the economic risk of its investment in the shares of the Restricted Securities for an indefinite period or time. The Purchaser understands that any instruments initially representing the shares of the Restricted Securities shall bear legends restricting the transfer thereof. The Purchaser agrees not to resell or otherwise dispose of all or any shares of Restricted Securities acquired by the Purchaser, except as permitted by law, including, without limitation, any and all applicable provisions of this Section, the Agreement and any regulations under the Securities Act and any state law or regulations.

                         (e) The Purchaser understands that no federal or state agency has made any finding or determination as to the fairness of an investment in, or any recommendation or endorsement of, the shares of the Restricted Securities.

          D.   Shareholders' Agreement. Each certificate for shares of Common
               -----------------------
Stock issued upon exercise of the Warrants shall bear any legends required under the Shareholders' Agreement to the extent required thereof. Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless in the opinion of counsel elected by the holder of such certificate (who may be an employee of such holder) and reasonably acceptable to the Corporation, the restrictions contained in such Shareholders' Agreement no longer apply because of the occurrence of one or more events described therein.

          E.   Consent to Amendments/Waivers. Except as otherwise expressly
               -----------------------------
provided herein, the provisions of this Agreement may be amended or waived and the Corporation may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if the Corporation has obtained the written consent of the Purchaser. No other course of dealing between the Corporation and the Purchaser or any delay in exercising any rights hereunder or under the Certificate of Incorporation will operate as a waiver of any rights of the Purchaser.

          F.   Survival of Representations and Agreements. All representations,
               ------------------------------------------
warranties and agreements contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchaser or on its behalf.

          G.   Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and may be enforced by the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchaser's benefit as a purchaser or Holder of the Warrant, Shares, or the Underlying Common Stock are also for the benefit of, and enforceable by, any Affiliate of the Purchaser which becomes the Holder of the Warrant, the Shares or the Underlying Common Stock or any part thereof (whether by sale, assignment or otherwise).

          H.   Capital and Surplus. The Corporation agrees that the capital of
               -------------------
the Corporation (as such term is used in Section 154 of the General Corporation Law of Delaware) in respect of the Common Stock issued pursuant to this Agreement will be equal to the aggregate par value of such shares. The Corporation further agrees that, except as contemplated herein, it will not increase the capital of the Corporation with respect to any shares of the Corporation's capital stock at any time on or after the date of this Agreement.

          I.   Severability. Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          J.   Counterparts. This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          K.   Descriptive Headings. The descriptive headings of this
               --------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          L.   Governing Law. This agreement shall be governed by the corporate
               -------------
law of  Delaware.

          M.   Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Purchaser and to the Corporation at the address indicated below:

                    Blue Rhino Corporation
                    104 Cambridge Plaza Drive
                    Winston-Salem, NC 27104
                    Attn:   Billy D. Prim
                            Chief Executive Officer

                    Platinum Propane Holding, L.L.C.
                    108 Cambridge Plaza Drive
                    Winston-Salem, NC 27104
                    Attn:   Daryl F. McClendon

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                                             BLUE RHINO CORPORATION


                                             By  /s/ Billy D. Prim
                                                 -------------------------------
                                                 Billy D. Prim, President


                                             PLATINUM PROPANE HOLDING, L.L.C.



                                             By: /s/ Daryl F. McClendon
                                                 -------------------------------
                                                 Daryl F. McClendon, Manager

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT OR UNLESS THE HOLDER OF THIS WARRANT DELIVERS TO BLUE RHINO CORPORATION AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO BLUE RHINO CORPORATION STATING THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER ARE ALSO BENEFITED BY AND SUBJECT TO A SERIES A SECURITIES PURCHASE AGREEMENT, A REGISTRATION RIGHTS AGREEMENT EACH DATED AS OF DECEMBER 1, 1994, AND EACH BY AND AMONG BLUE RHINO CORPORATION, A DELAWARE CORPORATION, PLATINUM VENTURE PARTNERS I, L.P., A DELAWARE LIMITED PARTNERSHIP, AND CERTAIN OTHER INVESTORS, AND A SHAREHOLDERS' AGREEMENT DATED THE SAME DATE, BY AND AMONG BLUE RHINO CORPORATION, A DELAWARE CORPORATION, THE INVESTORS AND THE MANAGEMENT STOCKHOLDERS, COPIES OF WHICH ARE ON FILE WITH THE CORPORATION.

                                                         Dated: December 1, 1994

                                    WARRANT

To Purchase _______ Shares of Common Stock (Subject to adjustment herein)

                          ____________________________

                           Expiring December 1, 2004

     THIS IS TO CERTIFY THAT, for value received, _________________________ or registered assigns is entitled to purchase from Blue Rhino Corporation, a Delaware corporation (the "CORPORATION"), at any time and from time to time prior to 5:00 p.m., Chicago, Illinois time, on December 1, 1994, at the principal office of the Corporation which is currently 104 Cambridge Park, Winston-Salem, North Carolina 27104 (or such other address as the Corporation shall specify by notice to all Warrantholders), at the Exercise Price, the number of shares of Common Stock, $0.001 par value (the "COMMON STOCK"), of the Corporation shown above, all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

     This Warrant is one of the one or more warrants (the "WARRANTS"), of the same form and having substantially the same terms as this Warrant, which have been or will be issued pursuant to the Securities Purchase Agreement.

     Certain terms used in this Warrant are defined in Article VI.

                                   ARTICLE I

                             EXERCISE OF WARRANTS

     1.1  Method of Exercise and Payment.
          ------------------------------

          (a) Method of Exercise.  To exercise this Warrant in whole or in part,
              ------------------
the Holder shall deliver to the Corporation, at the principal office of the Corporation, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased or converted into, as the case may be, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment to the Corporation of the amount equal to the product of the then applicable Exercise Price multiplied by the number of shares of Common Stock then being purchased pursuant to one of the payment methods permitted under Section 1.l(b) below.

          (b) Method of Payment.  Payment shall be made either (1) by cash,
              -----------------
money order, certified or bank cashier's check, (2) by wire transfer, (3) by converting the Warrant, or any portion thereof, into Common Stock pursuant to
Section 1.1 (c) below ("WARRANT CONVERSION") or (4) any combination of the foregoing at the option of the Holder.

          (c) Payment by Warrant Conversion.  Subject to any limitations set
              -----------------------------
forth in this Warrant, the Holder may exercise the purchase right represented by this Warrant with respect to a particular number of shares of Common Stock subject to this Warrant ("CONVERTED WARRANT STOCK") and elect to pay for the Converted Warrant Stock through Warrant Conversion as defined in Section 1.1(b), by specifying such election in the Subscription Notice. In such event, the Corporation shall deliver to the Holder (without payment by the Holder of any Exercise Price or any cash or other consideration) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant (or the specified portion hereof) on the Exercise Date, which value shall be determined by subtracting (A) the aggregate Exercise Price of the Converted Warrant Stock immediately prior to the exercise of the Warrant from
(B) the aggregate Fair Market Value of the Converted Warrant Stock issuable upon exercise of this Warrant (or the specified portion hereof) on the Exercise Date, by (y) the Fair Market Value of one share of Common Stock on the Exercise Date. For purposes of this Section 1, "FAIR MARKET VALUE" of a share of Common Stock as of a particular date shall mean:

         (i) If the Corporation's registration under the Securities Act, covering its initial underwritten public offering of stock had been declared effective by the Commission, then the fair market value of a share of Common Stock as of the last Business Day immediately prior to the Exercise Date.

         (ii) If such a registration statement has not been declared effective, or if it has been declared effective but the offering is not consummated in accordance with the terms of the underwriting agreement between the Corporation and its underwriters relating to such registration statement, then as determined in good faith by the Board upon review of the relevant factors; provided, however, that if the Exercise Date falls within one day prior to the effective date of such registration statement, the fair market value of a share of Common Stock will be deemed to be the public offering price per share provided for in such registration statement.

          (d) Mechanics.  The Corporation shall as promptly as practicable and
              ---------
     in any event within three days after delivery of a Subscription Notice as described above, execute and deliver or cause to be executed and delivered, in accordance with such Subscription Notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such Subscription Notice or, if such Subscription Notice shall not specify denominations, in denominations of 100 shares each, and shall be issued in the name of the Holder or such other name or names as shall be designated in such Subscription Notice. Such certificate or certificates shall be deemed, to have been issued (and this Warrant or the portion thereof specified in the Subscription Notice shall be deemed to have been exercised) and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares, as of the date the aforementioned Subscription Notice is received by the Corporation, or delivery thereof is refused (the "EXERCISE DATE"). If this Warrant shall have been exercised only in part, the Corporation shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase or convert the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Corporation shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Corporation for payment.

     1.2  Shares to Be Fully Paid and Nonassessable.  All shares of Common Stock
          -----------------------------------------
issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes) and, if the Common Stock is then listed on any national securities exchanges (as defined in the Exchange Act) or quoted on NASDAQ, shall be duly listed or quoted thereon, as the case may be.

     1.3  No Fractional Shares to Be Issued.  The Corporation shall, not be
          ---------------------------------
required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Corporation may pay to the Holder, in cash, an amount equal to such share of fraction of the fair market value (as determined in good faith by the Board) per share of outstanding Common Stock of the Corporation in the Business Day immediately prior to the date of such exercise.

     1.4  Share Legends.  Each certificate for shares of Common Stock issued
          -------------
upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

          "This security has not been registered under the Securities Act of 1933 and may not be sold or offered for sale unless registered pursuant to such Act or unless the holder hereof delivers to Blue Rhino Corporation an opinion of counsel reasonably acceptable to Blue Rhino Corporation stating that an exemption from such registration is available."

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate (who may be an employee of such holder) and reasonably acceptable to the Corporation, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act. Each certificate for shares of Common Stock issued upon exercise of this Warrant shall also bear any legends required under the Shareholders' Agreement, to the extent required thereby. Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless in the opinion of counsel selected by the holder of such certificate (who may be an employee of such holder) and reasonably acceptable to the Corporation, the restrictions contained in such Shareholders' Agreement no longer apply because of the occurrence of one or more of certain events described therein.

     1.5  Reservation; Authorization.  The Corporation has reserved and will
          --------------------------
keep available for issuance upon exercise of the Warrants the total number of shares of Common Stock deliverable upon exercise of all Warrants from time to time outstanding. The issuance of the shares of Common Stock upon exercise of the Warrants has been duly and validly authorized and, when issued and sold in accordance with the Warrants, such shares of Common Stock will be duly and validly issued, fully paid and nonassessable. The Corporation will take all such actions as are necessary in order to insure the foregoing.

     1.6  Result of Exercise. On the Exercise Date the rights of the holder of
          ------------------
such Warrant as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such exercise will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

     1.7  Not Close Books Until Exercise.  The Corporation will not close its
          ------------------------------
books against the transfer of this Warrant or shares of Common Stock issued or issuable upon exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.


                                  ARTICLE II

                TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANTS

     2.1  Ownership of Warrant.  The Corporation may deem and treat the Person
          --------------------
in whose name this Warrant is registered as the holder and owner hereof for all purposes and shall not be affected by any notice to the contrary, until this Warrant is presented for registration of transfer as provided in this Article II.

     2.2  Transfer of Warrant.  The Corporation agrees to maintain books for the
          -------------------
registration of transfers of the Warrants, and any transfer, in whole or in part, of this Warrant and all rights hereunder shall be registered on such books, upon surrender of this Warrant at the principal office of the Corporation together with a written assignment of this Warrant duly executed by the Holder or his, her or its duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender the Corporation shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new holder without having a new Warrant issued. This Warrant may not be transferred in whole or in part, and the Corporation shall not be required to register any transfers unless the Corporation has received an opinion of counsel selected by the transferor (who may be an employee of such party) and reasonably satisfactory to the Corporation that such transfer is exempt from the registration requirements of the Securities Act.

     If the Warrantholder delivers to the Corporation an opinion of counsel selected by such holder (who may be an employee of such holder) and reasonably acceptable to the Corporation, that no subsequent transfer of the Warrant will require registration under the Securities Act, the Corporation will promptly deliver to such holder or his, her or its designee, new Warrants in exchange for the Warrant delivered by such holder, which will not bear the Securities Act legend set forth at the beginning of the first page of the Warrant, and thereafter no further opinions of counsel shall be required in connection with the subsequent transfer of such Warrant.

     2.3  Division or Combination of Warrants.  This Warrant may be divided or
          -----------------------------------
combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Corporation, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.2 as to any transfer which may be involved in the division or combination, the Corporation shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     2.4  Loss, Theft, Destruction of Warrant Certificates.  Upon receipt of
          ------------------------------------------------
evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation (an Original Warrantholder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Corporation will (at its expense) make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

     2.5  Expenses of Delivery of Warrants.  The Corporation shall pay all
          --------------------------------
expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and Warrant Stock hereunder. If, pursuant to Section 2.2, the opinion of counsel provides that registration is not required for the proposed exercise or transfer of this Warrant or the proposed transfer of the Warrant Stock and that the proposed exercise or transfer in the absence of registration would require the Corporation to take any action including executing and filing forms or other documents with the Commission or any state securities agency, or delivering to the Warrantholder any form or document in order to establish the right of the Warrantholder to effectuate the proposed exercise or transfer, the Corporation agrees promptly, at its expense, to take any such action; and provided, further, that the Corporation will reimburse the Warrantholder in full for any expenses (including but not limited to the fees and disbursements of such counsel, but excluding brokers' commissions) incurred by the Warrantholder or owner of Warrant Stock on his, her or its behalf in connection with such exercise or transfer of the Warrant or transfer of Warrant Stock.

                                  ARTICLE III

                                CERTAIN RIGHTS

     3.1  Rights Under Securities Purchase Agreement, Registration Agreement and
          ----------------------------------------------------------------------
Shareholders' Agreement.  This Warrant and the Warrant Stock are entitled to the
-----------------------
benefits of and are subject to the Securities Purchase Agreement, Registration Agreement and the Shareholders' Agreement to the extent provided therein. The Corporation shall keep a copy of the Securities Purchase Agreement, Registration Agreement, the Shareholders' Agreement, and any amendments, restatements, modifications and supplements thereto, at the principal office of the Corporation and shall furnish copies thereof to any Holder or any transferee upon request.

                                  ARTICLE IV

                            ANTIDILUTION PROVISIONS

     4.1  Adjustments Generally.  The Exercise Price and the number of shares of
          ---------------------
Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article IV.

     4.2  Exercise of Warrant.  At any time and from time to time, any holder of
          -------------------
this Warrant may exercise all or any portion of this Warrant into the number of shares of Common Stock computed by (i) multiplying the number of shares of Common Stock sought to be purchased pursuant to this Warrant by $0.0347037 and
(ii) dividing the resulting product by the Exercise Price then in effect.

     4.3  Exercise Price.
          --------------

          (a) Exercise Price Based on Conversion Price.  The "EXERCISE PRICE"
              ----------------------------------------
shall be one-tenth of the Conversion Price then in effect pursuant to the Certificate of Incorporation of the Corporation. In order to prevent dilution of the exercise rights granted to the holder of this Warrant, the Conversion Price and consequently the Exercise Price will be subject to adjustment from time to time pursuant to this Section 4.3 and Sections 4.5 and 4.6 below. For purposes of this Section 4.3, the Corporation shall be deemed to have issued or sold Common Stock as set forth in Section 4.4 below.

          (b) Adjustment for Dilutive Events.  If and whenever on or after the
              ------------------------------
original date of issuance of this Warrant the Corporation issues or sells, or in accordance with Section 4.4 below is deemed to have issued or sold, any shares of Common Stock for consideration per share less than the Conversion Price (the "DILUTED SHARE PRICE") in effect immediately prior to the time of such issue or sale (a "DILUTIVE EVENT"), then forthwith upon the occurrence of any such Dilutive Event the Conversion Price will be reduced so that the Conversion Price in effect immediately following the Dilutive Event will equal the Diluted Share Price. Notwithstanding the foregoing, the issuance by the Corporation of up to 2,000,000 shares of Common Stock, or securities convertible into or options to acquire up to 2,000,000 shares of Common Stock, issued pursuant to stock option plans or grants to officers or employees approved by the Board or the issuance of Common Stock upon conversion of the Series A Preferred Shares issued pursuant to the Securities Purchase Agreement shall not constitute a Dilutive Event. As used in this Section 4.3(b) and in Section 4.4 below, the term "COMMON STOCK" shall include Common Stock Equivalents. Notwithstanding anything contained herein to the contrary, the Exercise Price of this Warrant held by a particular holder shall not be adjusted pursuant to this Article 4 in connection with a particular Dilutive Event, or any subsequent Dilutive Event, if such holder of this Warrant fails to purchase, after being offered by the Corporation the opportunity to purchase, a percentage of the securities, rights or options, or any combination thereof, the sale of which constitute the Dilutive Event, which is equal to or greater than 75 % of the percentage ownership of the Corporation's Common Stock on a fully diluted basis held by such holder immediately prior to such Dilutive Event. A Warrant which is no longer subject to adjustment as a result of the preceding sentence shall remain subject to such limitation regardless of any subsequent transfers, and at each time that any Warrant so loses its rights to such adjustment, all Warrants which have lost their right to such adjustment as of such time shall be automatically classified into (and the outstanding Warrant representing such Warrant will automatically be deemed to represent) new sub-series A-1, A-2, A-3, etc. , consecutively, beginning with A-
1. The holders of Warrants of each such sub-series shall promptly deliver such Warrants to the Corporation upon the Corporation's request, for exchange or notation to reflect such sub-series. If any such Warrants are not delivered to the Corporation, the Corporation shall make appropriate notations on its stock records, which may include stop transfer instructions, and may place in escrow, pending receipt of such Warrants, all dividend payments or other distributions owing with respect to the Warrants represented by such Warrants.

     4.4  Issuance and Sale of Common Stock.  For purposes of determining the
          ---------------------------------
adjusted Exercise Price pursuant to Sections 4.3 above the following events shall be deemed to be an issuance and sale of Common Stock by the Corporation:

          (a) Issuance of Rights or Options.  If (i) the Corporation in any
              -----------------------------
manner grants any rights or options to subscribe for or to purchase shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (such rights or options referred to herein as "OPTIONS" and such convertible or exchangeable stock or securities referred to herein as "CONVERTIBLE SECURITIES") and (ii) the Price Per Share of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting of such Options then the shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities will be deemed to have been issued and sold by the Corporation for such Price Per Share. For the purposes of this
Section 4.4(a), the "PRICE PER SHARE" is determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (b) Issuance of Convertible Securities.  If (i) the Corporation in any
              ----------------------------------
manner issues or sells any Convertible Securities and (ii) the Price Per Share of shares of Common Stock issuable upon such conversion or exchange is less than the Conversion Price in effect immediately prior to the time of such issue or sale then the shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities will be deemed to have been issued and sold by the Corporation for such Price Per Share. For the purposes of this Section 4.4(b), the "PRICE PER SHARE" will be determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments to the Conversion Price had been or are to be made pursuant to Section 4.4(a) above, no further adjustment of the Conversion Price will be made by reason of such issue or sale.

          (c) Change in Option Price or Conversion Price.  If at any time there
              ------------------------------------------
is a change in (i) the purchase price provided for in any Options, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then the Conversion Price in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect had those Options or Convertible Securities still outstanding at the time of such change provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time such Options or Convertible Securities were initially granted, issued or sold; provided that if such adjustment would result in an increase of the Conversion Price then in effect, such adjustment will not be effective until 30 days after written notice thereof has been given by the Corporation to all holders of Warrants.

          (d) Calculation of Consideration Received.  If any shares of Common
              -------------------------------------
Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor or the Price Per Share, as the case may be, will be deemed to be the net amount received or to be received, respectively, by the Corporation therefor. In case any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation or the non-cash portion of the Price Per Share, as the case may be, will be the fair value of such consideration received or to be received, respectively, by the Corporation; except where such consideration consists of securities, in which case the amount of consideration received or to be received, respectively, by the Corporation will be the Market Price thereof as of the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash and securities will be determined jointly by the Corporation and the holders of a majority of the outstanding Warrants. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of the outstanding Warrants.

          (e) Integrated Transactions.  In case any Option is issued in
              -----------------------
connection with the issuance or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued for a consideration of $.01.

          (f) Record Date.  If the Corporation takes a record of the holders of
              -----------
Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (ii) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     4.5  Subdivision or Combination of Common Stock.  If the Corporation at any
          ------------------------------------------
time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

     4.6  Organic Change.  Prior to the consummation of any Organic Change, the
          --------------
Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Warrants then outstanding) to insure that each of the holders of Warrants with respect to all or any of the Warrants held thereby will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrants, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had exercised his, her or its Warrants immediately prior to such Organic Change. In any such case, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Warrants then outstanding) to insure that the provisions of this
Section 4.6 will thereafter be applicable to the Warrants (including, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Warrants, if the value so reflected is less than the Conversion Price in effect immediately prior to such Organic Change). The Corporation will not effect any such Organic Change, unless prior to the consummation thereof, the successor Corporation resulting from such Organic Change assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Warrants then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     All other terms of the Warrants shall remain in full force and effect following such an Organic Change. The provisions of this Section 4.6 shall similarly apply to successive Organic Changes.

     4.7  Notices.
          -------

          (a) Immediately upon any adjustment of the Exercise Price, the Corporation shall give written notice thereof to all holders of Warrants specifying the Exercise Price in effect thereafter with respect to the particular holder.

          (b) The Corporation shall give written notice to all holders of Warrants at least 20 days prior to the date on which the Corporation closes its books or takes a record for determining rights to vote with respect to any Organic Change, Change in Control, Change of Ownership, Fundamental Change or other reorganization, dissolution or liquidation. The Corporation shall also give written notice to the holders of Warrants at least 20 days prior to the date on which any Organic Change, Change in Control, Change of Ownership, Fundamental Change or other reorganization, dissolution or liquidation shall occur.


     4.8  Certain Other Events.  The Company will not, by amendment of its
          --------------------
certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issues or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholders against dilution or other impairment. If any event occurs as to which the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

     4.9  Proceedings Prior to Any Action Requiring Adjustment As a condition
          ----------------------------------------------------
precedent to the taking of any action which would require an adjustment pursuant to this Article IV, the Corporation shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Corporation may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the holders of Warrants are entitled to receive upon exercise thereof, and if all such approvals and actions are not taken, the Corporation shall take any action which would cause the Corporation to be able to issue to the holders of Warrants the full number of shares issuable upon exercise hereof in accordance with the terms hereof.


                                   ARTICLE V

             LIQUIDATION, DISSOLUTION, DISTRIBUTIONS OR DIVIDENDS

     5.1  Liquidation or Dissolution.  In case the Corporation at any time while
          --------------------------
this Warrant shall remain unexpired and unexercised, shall dissolve, liquidate, or wind up its affairs other than in connection with an Organic Change, the Holder shall have the right to exercise this Warrant for a period of sixty (60) days after the later of (i) such event having occurred and (ii) receipt by the Holder of a notice from the Company indicating the kind and amount of securities or assets issuable or distributable to holders of shares of Common Stock with respect to such event, and upon exercise of this Warrant during such period, the Holder shall have the right to receive in lieu of each share of the Warrant Stock, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such dissolution, liquidation, or winding up with respect to each of the shares of the Common Stock.

     5.2  Dividends and Distributions With Respect to Common Stock.  If legal
          --------------------------------------------------------
under the applicable General Corporation Law of the State of Delaware at any time the Corporation pays any dividends or makes any other distributions with respect to the Common Stock, the Corporation shall pay at such time to each holder of a Warrant the dividends or other distributions which such holder would have been entitled to receive had such holder exercised all of his, her or its rights to acquire or receive Common Stock under such Warrant(s) on the date as of which the holders of Common Stock of record entitled to such dividends or other distributions were determined.


                                  ARTICLE VI

                                  DEFINITIONS

     Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement. The following terms, as used in this Warrant, have the following respective meanings:

     "BOARD" means the Corporation's Board of Directors.

     "BUSINESS DAY" shall mean (a) if any class of Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such class of Common Stock is listed or admitted to trading is open for business or (b) if no class of Common Stock is so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.

     "CHANGE IN OWNERSHIP" means any sale or issuance or series of sales and/or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof which results in any Person or group of affiliated Persons (other than the holders of Common Stock and Series A Securities as of the date of the Securities Purchase Agreement) owning capital stock of the Corporation possessing the voting power (under ordinary circumstances) to elect a majority of the Board.

     "CHANGE OF CONTROL" means any transaction, circumstance or event that shall cause or result in Billy Prim and Andrew Filipowski either (a) owning, directly or indirectly, beneficial or record ownership of shares of the Corporation's capital stock or securities having less than 20% of the issued and outstanding shares of the Corporation entitled to vote on matters submitted to the Corporation's shareholders, or (b) resigning or being removed or otherwise not serving as a member of the Board.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON STOCK EQUIVALENT" means, collectively, any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation or similar equity like participation rights or phantom stock interests but specifically excludes the Warrants.

     "FUNDAMENTAL CHANGE" means (a) a sale or transfer of all or substantially all of the assets of the Corporation, or of the Corporation and its Subsidiaries on a consolidated basis, in any transaction or series of transactions, and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving Corporation and, after giving effect to such merger, the holders of the Corporation's outstanding capital stock immediately prior to the merger shall own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Board after such merger.

     "HOLDER" means the Person in whose name this Warrant is registered on the books of the Corporation maintained for such purpose or the Person in whose name any Warrant Stock is registered on such books.

     "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

     "ORGANIC CHANGE" means any capital reorganization, reclassification, consolidation, merger, lease, or sale of all or substantially all of the Corporation's assets to another Person (other than a dissolution, liquidation or winding up of the Company as indicated in Section 5.1 above) which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for shares of Common Stock.

     "ORIGINAL WARRANTHOLDER" means Platinum or any Investor holding a Warrant.

     "MARKET PRICE" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on the primary exchange on which such security is listed at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "MARKET PRICE" is being determined and the 20 consecutive business days prior to such day. The "MARKET PRICE" of a note or other obligation which is not listed on a securities exchange or quoted in the NASDAQ System or reported by the National Quotation Bureau, Incorporated, the total consideration received by the Corporation (including interest) will be discounted at the prime rate of interest at the First National Bank of Chicago in effect at the time the note or obligation is deemed to have been issued. If at any other time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "MARKET PRICE" will be the fair value thereof determined jointly by the Corporation and the holders of a majority of the Warrants. If such parties are unable to reach agreement within a reasonable period of time, such fair value will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of the Warrants.

     "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "PLATINUM" means Platinum Venture Partners 1, L.P., a Delaware limited partnership.

     "REGISTRATION AGREEMENT" means the Registration Rights Agreement, of even date herewith, by and among the Corporation, Platinum and the Investors (as defined in the Registration

Agreement), as such agreement may be amended, restated, modified or supplemented from time to time in accordance with its terms.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SECURITIES PURCHASE AGREEMENT" means the Series A Securities Purchase Agreement, of even date herewith, by and among the Corporation, Platinum and the Investors (as defined in the Securities Purchase Agreement), as such agreement may be amended, restated, modified or supplemented from time to time in accordance with its terms.

     "SHAREHOLDERS' AGREEMENT" means the Shareholders' Agreement, of even date herewith, by and among the Corporation, the Investors (as defined in the Shareholders' Agreement) and the Management Stockholders (as defined in the Shareholders' Agreement), as such agreement may be amended, restated, modified or supplemented from time to time in accordance with its terms.

     "SUBSIDIARY" means any corporation, association or other business entity of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Corporation or one or more Subsidiaries of the Corporation or by the Corporation and one or more Subsidiaries of the Corporation.

     "VOTING STOCK" of any Person means securities of any class or classes of such Person the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors of such Person.

     "WARRANTHOLDER" means a Holder of a Warrant.

     "WARRANTS" shall have the meaning set forth in the second paragraph of this Warrant.

     "WARRANT STOCK" means the shares of Common Stock purchased by the Warrantholders upon the exercise of the Warrants, including any such shares of Common Stock transferred to any transferee of such Warrantholder, other than a transferee who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act.


                                  ARTICLE VII

                                 MISCELLANEOUS

     7.1  Notices.  Notices and other communications provided for herein shall
          -------
be in writing and shall, unless otherwise expressly required, be given in the manner and with the effect provided in the Securities Purchase Agreement. In the case of the Holder, such notices and communications shall be addressed to his, her or its address as shown on the books maintained by the Corporation, unless the Holder shall notify the Corporation that notices and communications should be sent to a different address (or telecopy number), in which case such notices and communications shall be sent to the address (or telecopy number) specified by the Holder.

     7.2  Waivers; Amendments.  No failure or delay of the Holder in exercising
          -------------------
any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Corporation and the Warrantholders voting as a single class, entitling such Warrantholders to purchase a majority of the Common Stock subject to purchase upon exercise of such Warrants at the time outstanding (exclusive of Warrants then owned by the Corporation or any Subsidiary or Affiliate thereof); provided, however, that no such amendment, modification or waiver shall, without the written consent of each holder of Warrants whose interest might be adversely affected by such amendment, modification or waiver, (a) change the number of shares of Common Stock subject to purchase upon exercise of this Warrant, the Exercise Price or provisions for payment thereof or (b) amend, modify or waive the provisions of this Section or Article III, IV or V hereof. The provisions of the Securities Purchase Agreement, the Shareholders' Agreement and the Registration Agreement may be amended, modified or waived only in accordance with the respective provisions thereof.

     Any such amendment, modification or waiver effected pursuant to this Section or the applicable provisions of the Securities Purchase Agreement, the Shareholders' Agreement or the Registration Agreement shall be binding upon the holders of all Warrants and Warrant Stock, upon each future holder thereof and upon the Corporation. In the event of any such amendment, modification or waiver, the Corporation shall give prompt notice thereof to all Warrantholders and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

     No notice or demand on the Corporation in any case shall entitle the Corporation to any other or further notice or demand in similar or other circumstances.

     7.3  Governing Law.  This Warrant shall be construed in accordance with and
          -------------
governed by the internal laws of the State of Delaware, without regard to principles of conflicts of laws.

     7.4  Survival of Agreements; Representations and Warranties, etc.  All
          -----------------------------------------------------------
warranties, representations and covenants made by the Corporation herein or in any certificate or other instrument delivered by or on behalf of it in connection with the Warrants shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrants, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as this Warrant or any Warrant Stock is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

     7.5  Covenants to Bind Successor and Assigns.  All covenants, stipulations,
          ---------------------------------------
promises and agreements in this Warrant contained by or on behalf of the Corporation shall bind its successors and assigns, whether so expressed or not.

     7.6  Severability.  In case any one or more of the provisions contained in
          ------------
the Securities Purchase Agreement, the Shareholders' Agreement, the Registration Agreement or this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

     7.7  Section Headings.  The section headings used herein are for
          ----------------
convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

     7.8  No Rights as Stockholder.  This Warrant shall not entitle the
          ------------------------
Warrantholder to any rights as a stockholder of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                              Blue Rhino Corporation, a Delaware corporation


                              By:___________________________________________
                                 Billy Prim, Chief Executive Officer

Attest:

_______________________________________
S.H. Fogleman, III, Assistant Secretary

                              SUBSCRIPTION NOTICE

                   (To be executed upon exercise of Warrant)

To___________________:

[Choose one or both of first two paragraphs, as applicable]

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, ___________ shares of Common Stock, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier's check or wire transfer.

     The undersigned hereby irrevocably elects to exercise the right of conversion represented by the attached Warrant for, and to convert thereunder, _______________ shares of Common Stock, as provided for therein.

     Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:



     If said number of shares shall riot be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.

Dated: ______________, 19__


                              _________________________________________________
 _________________________
                              NOTE: The above signature should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form below.

                                  ASSIGNMENT
                  (To be executed upon assignment of Warrant)

     For value received, ______________________________________ hereby sells, assigns and transfers unto the attached Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________ attorney to transfer said Warrant on the books of Blue Rhino Corporation, with full power of substitution in the premises.


                              ________________________________________________
___________________________
                              NOTE: The above signature should correspond exactly with the name on the face of the attached Warrant.

Dated:

                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                            BLUE RHINO CORPORATION
                            (Incorporated 11/29/94)

     FIRST:      The name of the Corporation is Blue Rhino Corporation (the
"Corporation").

     SECOND:     The address of the registered office of the Corporation in the
State of Delaware is 1209 Orange Street, Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

     THIRD:      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH:     The total number of shares which the Corporation shall have authority to issue is 85,296,172 which are divided into two classes as follows:

     (a) 20,796,172 shares of Series A Convertible Participating Preferred Stock, $0.001 par value per share (the "Series A Preferred" and shares of Series A Preferred the "Series A Preferred Shares"); and

     (b) 64,500,000 shares of common stock of the Corporation, $0.001 par value per share (the "Common Stock").

     The powers, preferences and relative, participating, optional or other rights of the capital stock and the qualifications, limitations or restrictions thereof are as follows:

PART A. TERMS APPLICABLE TO SERIES A PREFERRED

     Section 1.  Liquidation.

     1.1  Preference.
          ----------

          (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Series A Preferred will be entitled to be paid, before any distribution or payment is made upon any Common Stock, an amount in cash equal to the aggregate Liquidation Value of all shares of Series A Preferred outstanding. If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets available for distribution to the shareholders of the Corporation (the "Distributable Funds") shall be insufficient to permit the payment to the holders of Series A Preferred Shares of the aforesaid full preferential amount, then the Distributable Funds shall be distributed to the holders of Series A Preferred Shares, ratably in proportion to the number of Series A Preferred Shares held by each such holder on the date of liquidation, dissolution or winding up of the Corporation.

          (b) After the payment or the setting aside for such payment of the preferential amounts payable pursuant to the preceding paragraph, the holders of the Series A Preferred Shares shall be entitled to receive a ratable portion of all of the remaining assets of the Corporation (together with the holders of the Common Stock), if any, based upon the number (including any fraction) of shares of Common Stock into which the Series A Preferred Shares then held by such holders are then convertible.

          (c) The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Series A Preferred.

     1.2  Other Liquidation Events.  A Change of Control, Change in Ownership
          ------------------------
(as hereinafter defined), Fundamental Change (as hereinafter defined) or other reorganization in which the stockholders of the Corporation immediately prior to the transaction possess less than 50% of the voting power of the surviving entity (or its parent) immediately after the transaction shall be deemed to be a liquidation for purposes of Section 1.1 above, unless the holders of a majority of the Series A Preferred Shares outstanding elect by written notice to the Corporation that such Change in Control, Change of Ownership, Fundamental Change or other reorganization shall not be deemed a liquidation. The term "Change in Ownership" means any sale or issuance or series of sales and/or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof which results in any Person or group of affiliated Persons (other than the holders of Common Stock and Series A Preferred Shares as of the date of the Securities Purchase Agreement) owning capital stock of the Corporation possessing the voting power (under ordinary circumstances) to elect a majority of the Board. The term "Fundamental Change" means (a) a sale or transfer of all or substantially all of the assets of the Corporation, or of the Corporation and its Subsidiaries on a consolidated basis, in any transaction or series of transactions, and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving Corporation and, after giving effect to such merger, the holders of the Corporation's outstanding capital stock immediately prior to the merger shall own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Board after such merger.

     Nothing contained in this Section 1.2 shall be deemed to prevent any holder of Series A Preferred Shares from (i) exercising such holder's right of conversion pursuant to Section 4.1 hereof, with respect to any share of Series A Preferred at any time prior to the liquidation, including following the giving of any notice of such liquidation, or (ii) as a holder of Series A Preferred Shares, participating in, or being a party to, the reorganization or the transaction in which a Change in Control, Change of Ownership, Fundamental Change or other reorganization shall occur, as described in this Section 1.2.

     Section 2.  Dividends.

     2.1  General Obligation.  When and as declared by the Board and to the
          ------------------
extent legally permissible, the Corporation will pay preferential dividends as provided in this Section 2 to the holders of the Series A Preferred. Except as otherwise provided herein, dividends on each Series A Preferred Share will accumulate cumulatively on a daily basis at the rate of 8% per annum of the Liquidation Value thereof, from and including the date of issuance of such Series A Preferred Share. Such dividends will accumulate whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation Initially issues any Series A Preferred Share will be deemed to be its "date of issuance" regardless of the number of times transfer of such Series A Preferred Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Series A Preferred Share.

     2.2  Distribution of Partial Dividend Payments.  If at any time the
          -----------------------------------------
Corporation declares less than the total amount of dividends then accumulated with respect to the Series A Preferred, such dividends will be payable to the holders of the Series A Preferred, ratably in proportion to the number of Series A Preferred Shares held by each such holder on the date such dividends were declared.

     2.3  Dividends With Respect to Common Stock.  If at any time the
          --------------------------------------
Corporation pays any dividends or makes any other distributions with respect to the Common Stock, the Corporation shall pay at such time to each holder of Series A Preferred the dividends or other distributions which such holder would have been entitled to receive had such holder converted all of his, her or its Series A Preferred Shares into Common Stock on the date as of which the holders of Common Stock of record entitled to such dividends or other distributions were determined.

     Section 3. Voting Rights. The Series A Preferred shall have those voting rights set forth for the Series A Preferred in Part C below.

     Section 4.  Conversion.

     4.1  Conversion Procedure.
          --------------------

          (a) At any time and from time to time, any holder of Series A Preferred may convert all or any portion of the Series A Preferred Shares (including any fraction of a share) held by such holder into the number of shares of Common Stock computed by (i) multiplying the number of Series A Preferred Shares to be converted by $0.347037 and (ii) dividing the resulting product by the Conversion Price then in effect.

          (b) Each conversion of Series A Preferred Shares will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series A Preferred Shares to be converted have been surrendered at the principal office of the Corporation. At such time as such conversion has been effected, the rights of the holder of such Series A Preferred Shares as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

          (c) As soon as possible after a conversion has been effected (but in any event within 10 business days in the case of Section 4.1(c)(i) below), the Corporation will deliver to the converting holder:

               (i) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

               (ii)  payment in an amount equal to the amount payable under
          Section 4.1(f) below with respect to such conversion; and

               (iii) a certificate representing any Series A Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

          (d) The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Shares will be made without charge to the holders of such Series A Preferred Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of each Series A Preferred Share, the Corporation will take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

          (e) The Corporation will not close its books against the transfer of Series A Preferred Shares or shares of Common Stock issued or issuable upon conversion of Series A Preferred Shares in any manner which interferes with the timely conversion of Series A Preferred Shares.

          (f) If any fractional interest in a share of Common Stock would, except for the provisions of this Section 4.1(f), be deliverable upon any conversion of the Series A Preferred

Shares, the Corporation, in lieu of delivering the fractional share therefor, may pay an amount to the holder thereof equal to the fair market value (as determined by the Board) of such fractional interest as of the date of conversion.

     4.2  Conversion Price.
          ----------------

          (a)  Initial Conversion Price.  The initial Conversion Price will be
               ------------------------
determined by the following formula:

          $ 8,000,000 - .067/.933 (PI)
          ----------------------------
          $20,060,000(l +.067/.933)

          Where

          PI = The total dollar amount invested in Series A Preferred Shares pursuant to the Securities Purchase Agreement.

               By way of illustration, in the event PI equal $7,500,000 the initial Conversion Price will be approximately $0.347.

In order to prevent dilution of the conversion rights granted to holders of Series A Preferred hereunder, the Conversion Price will be subject to adjustment from time to time pursuant to this Section 4.2 and Sections 4.4 and 4.5 below. For purposes of this Section 4.2, the Corporation shall be deemed to have issued or sold Common Stock as set forth in Section 4.3 below.

          (b)  Adjustment for Dilutive Events.  If and whenever on or after the
               ------------------------------
original date of issuance of the Series A Preferred the Corporation issues or sells, or in accordance with Section 4.3 below is deemed to have issued or sold, any shares of Common Stock for consideration per share less than the Conversion Price (the "Diluted Share Price") in effect immediately prior to the time of such issue or sale (a "Dilutive Event"), then forthwith upon the occurrence of any such Dilutive Event the Conversion Price will be reduced so that the Conversion Price in effect immediately following the Dilutive Event will equal the Diluted Share Price. Notwithstanding the foregoing, the issuance by the Corporation of up to 3,500,000 shares of Common Stock, or securities convertible into or options to acquire up to 3,500,000 shares of Common Stock, issued pursuant to stock option plans or grants to officers or employees approved by the Board or the issuance of Common Stock pursuant to the Warrants issued pursuant to the Securities Purchase Agreement shall not constitute a Dilutive Event. As used in this Section 4.2(b) and in Section 4.3 below, the term "Common Stock" shall include Common Stock Equivalents. Notwithstanding anything contained herein to the contrary, the Conversion Price of Series A Preferred held by a particular holder shall not be adjusted pursuant to this Section 4 in connection with a particular Dilutive Event, or any subsequent Dilutive Event, if such holder of Series A Preferred fails to purchase, after being offered by the Corporation the opportunity to purchase, a percentage of the securities, rights or options, or any combination thereof, the sale of which constitute the Dilutive Event, which is equal to or greater than 75 % of the percentage ownership of the Corporation's Common Stock on a fully diluted basis held by such holder immediately prior to such Dilutive Event. Series A Preferred which is no longer subject to adjustment as a result of the preceding sentence shall remain subject to such limitation regardless of any subsequent transfers, and at each time that any Series A Preferred so loses its rights to such adjustment, all shares of Series A Preferred which have lost their right to such adjustment as of such time shall be automatically classified into (and the outstanding certificates representing such Series A Preferred will automatically be deemed to represent) new sub-series A-1, A-2, A-3, etc., consecutively, beginning with A-1. The holders of shares of each such sub-series shall promptly deliver the certificate(s) representing such stock to the Corporation upon the Corporation's request, for exchange or notation to reflect such sub-series. If any such certificates are not delivered to the Corporation, the Corporation shall make appropriate notations on its stock records, which may include stop transfer instructions, and may place in escrow, pending receipt of such certificates, all dividend payments or other distributions owing with respect to the shares represented by such certificates.

     4.3  Issuance and Sale of Common Stock.  For purposes of determining the
          ---------------------------------
adjusted Conversion Price pursuant to Section 4.2(b) above the following events shall be deemed to be an issuance and sale of Common Stock by the Corporation:

          (a)  Issuance of Rights or Options.  If (i) the Corporation in any
               -----------------------------
manner grants any rights or options to subscribe for or to purchase shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (such rights or options referred to herein as "Options" and such convertible or exchangeable stock or securities referred to herein as "Convertible Securities") and (ii) the Price Per Share of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting of such Options then the shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities will be deemed to have been issued and sold by the Corporation for such Price Per Share. For the purposes of this
Section 4.3(a), the "Price Per Share" is determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such

Convertible Securities.

          (b)  Issuance of Convertible Securities.  If (i) the Corporation in
               ----------------------------------
any manner issues or sells any Convertible Securities and (ii) the Price Per Share of shares of Common Stock issuable upon such conversion or exchange is less than the Conversion Price in effect immediately prior to the time of such issue or sale then the shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities will be deemed to have been issued and sold by the Corporation for such Price Per Share. For the purposes of this
Section 4.3(b), the "Price Per Share" will be determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments to the Conversion Price had been or are to be made pursuant to Section 4.3(a) above, no further adjustment of the Conversion Price will be made by reason of such issue or sale.

          (c)  Change in Option Price or Conversion Rate.  If at any time there
               -----------------------------------------
is a change in (i) the purchase price provided for in any Options, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then the Conversion Price in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect had those Options or Convertible Securities still outstanding at the time of such change provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time such Options or Convertible Securities were initially granted, issued or sold; provided that if such adjustment would result in an increase of the Conversion Price then in effect, such adjustment will not be effective until 30 days after written notice thereof has been given by the Corporation to all holders of the Series A Preferred.

          (d)  Calculation of Consideration Received.  If any shares of Common
               -------------------------------------
Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor or the Price Per Share, as the case may be, will be deemed to be the net amount received or to be received, respectively, by the Corporation therefor. In case any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation or the non-cash portion of the Price Per Share, as the case may be, will be the fair value of such consideration received or to be received, respectively, by the Corporation; except where such consideration consists of securities, in which case the amount of consideration received or to be received, respectively, by the Corporation will be the Market Price thereof as of the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash and securities will be determined jointly by the Corporation and the holders of a majority of the outstanding Series A Preferred Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of the outstanding Series A Preferred Shares.

          (e)  Integrated Transactions.  In case any Option is issued in
               -----------------------
connection with the issuance or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued for a consideration of $.01.

          (f)  Record Date.  If the Corporation takes a record of the holders of
               -----------
Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (ii) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     4.4  Subdivision or Combination of Common Stock.  If the Corporation at any
          ------------------------------------------
time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

     4.5  Organic Change.  Prior to the consummation of any Organic Change, the
          --------------
Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the shares of Series A Preferred then outstanding) to insure that each of the holders of Series A Preferred Shares with respect to all or any of the shares of Series A Preferred held thereby will thereafter have the right to acquire and receive (in addition to the liquidation, redemption and other relative rights and preferences of the Series A Preferred Shares), in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of Series A Preferred, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted his, her or its Series A Preferred Shares immediately prior to such Organic Change. In any such case, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the shares of Series A Preferred then outstanding) to insure that the provisions of this Section 4.5 will thereafter be applicable to the Series A Preferred (including, an immediate adjustment of the Series A Preferred Conversion Price to the value for the Common Stock reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of shares of Series A Preferred, if the value so reflected is less than the Series A Preferred Conversion Price in effect immediately prior to such Organic Change). The Corporation will not effect any such Organic Change, unless prior to the consummation thereof, the successor Corporation resulting from such Organic Change assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the shares of Series A Preferred then outstanding, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     All other terms of the Series A Preferred shall remain in full force and effect following such an Organic Change. The provisions of this Section 4.5 shall similarly apply to successive Organic Changes.

     4.6  Notices.
          -------

          (a) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Series A Preferred specifying the Conversion Price in effect thereafter with respect to the particular holder.

          (b) The Corporation shall give written notice to all holders of Series A Preferred at least 20 days prior to the date on which the Corporation closes its books or takes a record for determining rights to vote with respect to any Organic Change, Change in Control, Change of Ownership, Fundamental Change, other reorganization, dissolution or liquidation. The Corporation shall also give written notice to the holders of Series A Preferred at least 20 days prior to the date on which any Organic Change, Change in Control, Change of Ownership, Fundamental Change, other reorganization, dissolution or liquidation shall occur.

     4.7  Mandatory Conversion.
          --------------------

          (a) If the Corporation shall effect a firm commitment underwritten Public Offering of shares of its Common Stock in which (a) the aggregate price paid by the public for the shares will be at least $15 million and (b) the price per share paid by the public for such shares will be at least four times the Conversion Price then in effect ("Qualified Public Offering") then the Corporation shall require the conversion of, and the holders shall convert, all of the outstanding Series A Preferred Shares into shares of Common Stock and upon such conversion each holder of Series A Preferred Shares shall also receive from the Corporation in respect to each share of Series A Preferred so converted, at such holder's election, either (i) a cash amount equal to the Liquidation Value, or (ii) an additional number of shares of registered Common Stock equal to the number obtained by dividing the Liquidation Value by the price per share received by the Corporation in such Qualified Public Offering, all without any further action by the holders of such Series A Preferred Shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent. Any such mandatory conversion shall only be effected at the time of and subject to the closing of the sale of such shares pursuant to such Qualified Public Offering and upon written notice of such mandatory conversion delivered to all holders of Series A Preferred at least seven but not more than 20 days prior to such closing.

          (b) If (i) the Corporation shall effect a firm commitment underwritten Public Offering of shares of its Common Stock which is not a Qualified Public Offering (a "Non-Qualified Public Offering") and (ii) the holders of at least 66-2/3% of the Series A Preferred Shares outstanding at such time shall approve such Non-Qualified Public Offering then the Corporation shall require the conversion of, and the holders shall convert, all of the outstanding Series A Preferred Shares into shares of Common Stock and upon such conversion each holder of Series A Preferred Shares shall also receive from the Corporation in respect to each share of Series A Preferred so converted, at such holder's election, either (i) a cash amount equal to the Liquidation Value, or (ii) an additional number of shares of registered Common Stock equal to the number obtained by dividing the Liquidation Value by the price per share received by the Corporation in such Non-Qualified Public Offering, all without any further action by the holders of such Series A Preferred Shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent. Any such mandatory conversion shall only be effected at the time of and subject to the closing of the sale of such shares pursuant to such Non-Qualified Public Offering and upon written notice of such mandatory conversion delivered to all holders of Series A Preferred at least 7 but not more than 20 days prior to such closing.

     4.8  Certain Events.  If any event similar to or of the type contemplated
          --------------
by the provisions of this Section 4, but not expressly provided for by such provisions, occurs, then the Board will make an appropriate and equitable adjustment in the Conversion Price so as to protect the rights of the holders of Series A Preferred; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 4 or decrease the number of shares of Common Stock issuable upon conversion of each Series A Preferred Share.

     Section 5.  Redemptions.

     5.1  Scheduled and Optional Redemptions.
          ----------------------------------

          (a) The Corporation shall offer to redeem a number of Series A Preferred Shares equal to 25 % of the Series A Preferred Shares outstanding as of October 31, 2000 on each of October 31, 2000, April 30, 2001 and October 31, 2001 (each such date a "Scheduled Redemption Date") at a price per share equal to the Series A Liquidation Value. The Corporation shall offer to redeem all of the Series A Preferred Shares remaining outstanding on April 30, 2002 (the "Final Redemption Date"), at a price per share equal to the Series A Liquidation Value.

          (b) Any holder of outstanding Series A Preferred Shares outstanding after the Final Redemption Date may elect to require the Corporation to redeem any or all of such outstanding Series A Preferred Shares at a price per share equal to the Series A Liquidation Value by giving written notice to the Corporation of such election (an "Optional Redemption Notice"). Within five days of receipt of such Optional Redemption Notice, the Corporation shall give written notice of such election to all other holders of Series A Preferred Shares, and such other holders may elect to require the Corporation to redeem all or any portion of their Series A Preferred Shares by giving written notice of such election to the Corporation within 30 days of receipt of the Corporation's notice. Upon receipt of such elections, the Corporation shall be obligated to redeem from such holders, at a price per share equal to the Series A Liquidation Value, all shares of Series A Preferred with respect to which redemption elections have been received within 60 days of receipt of the Optional Redemption Notice (the "Optional Redemption Date").

          (c) In the event that any Series A Preferred Shares scheduled to be redeemed in a redemption under section 5.1 are not redeemed ("Unredeemed Shares"), the Corporation shall give written notice to each holder of Series A Preferred Shares who redeemed shares in such redemption ("Redeeming Shareholders") that such Redeeming Shareholder may elect to have redeemed his, her or its ratable portion of such Unredeemed Shares based on the number of Series A Preferred Shares held by all such Redeeming Shareholders at a price per share equal to the Series A Liquidation Value by giving written notice to the Corporation of such election (an "Additional Redemption Notice"). Upon receipt of such Additional Redemption Notice, the Corporation shall be obligated to redeem from such Redeeming Shareholders, at a price per share equal to the Series A Liquidation Value, all shares of Series A Preferred (but not more then the Unredeemed Shares) with respect to which redemption elections have been received within 60 days of receipt of the Additional Redemption Notice (the "Additional Redemption Date").

          (d) Nothing contained in this Section 5 shall be deemed to prevent any holder of Series A Preferred Shares from (i) exercising such holder's right of conversion pursuant to Section 4.1 hereof with respect to any share of Series A Preferred or (ii) electing by written notice to the Corporation to retain the Series A Preferred Shares held by such holder, at any time prior to the redemption of shares of Series A Preferred, including following the giving of any notice of such redemption.

     5.2  Redemption Payment.  For each Series A Preferred Share that is to be
          ------------------
redeemed, the Corporation shall be obligated on the Scheduled Redemption Date, the Final Redemption

Date, the Optional Redemption Date or the Additional Redemption Date, as the case may be (each a "Redemption Date"), to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Series A Preferred Share) an amount in immediately available funds equal to the Series A Liquidation Value of such Series A Preferred Share. If the funds of the Corporation legally available for redemption of Series A Preferred on any Redemption Date are insufficient to redeem the total number of Series A Preferred Shares to be redeemed on such date, those funds which are legally available shall be used first, to pay any and all accumulated and unpaid dividends on the Series A Preferred Shares to be redeemed, and thereafter, to redeem the Series A Preferred to be redeemed on such Redemption Date, paid to the holders of the Series A Preferred ratably in proportion to the number of Series A Preferred Shares held by each such holder on such Redemption Date. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series A Preferred Shares, such funds shall immediately be used to redeem the balance of the Series A Preferred Shares which the Corporation had become obligated to redeem but had not redeemed, paid to the holders of the Series A Preferred ratably in proportion to the number of Series A Preferred Shares held by each such holder on the date such funds become legally available. In case fewer than the total number of Series A Preferred Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Series A Preferred Shares shall be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Series A Preferred Shares.

     5.3  Determination of Each Holder's Series A Preferred Shares to be
          --------------------------------------------------------------
Redeemed. The number of Series A Preferred Shares to be redeemed from each
--------
holder thereof in redemptions under Section 5.1 shall be the number of Series A Preferred Shares equal to (i) the total number of Series A Preferred Shares to be redeemed from all holders of Series A Preferred in such redemption, times
(ii) the quotient derived by dividing the total number of Series A Preferred Shares then held by such holder by the total number of Series A Preferred Shares then outstanding.

     5.4  No Rights After Redemption.  No Series A Preferred Share which has
          --------------------------
been redeemed is entitled to any dividends declared after the date on which the Series A Liquidation Value of such Series A Preferred Share is paid to the holder thereof. On such date all rights of the holder of such Series A Preferred Share shall cease, and such Series A Preferred Share shall no longer be deemed to be outstanding.

     5.5  Redeemed or Otherwise Acquired Shares.  No share or shares of Series A
          -------------------------------------
Preferred acquired by the Corporation by reason of redemption, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

     5.6  Events of Noncompliance.
          -----------------------

          (a)  An Event of Noncompliance shall be deemed to have occurred:

               (i) If the Corporation fails to pay dividends that have been declared by the Board on the Series A Preferred (and such failure continues for a period of 30 days);

               (ii) If the Corporation fails to make any redemption payment with respect to the Series A Preferred that it is obligated to make hereunder;

               (iii) If the Corporation breaches or otherwise fails to perform or observe any other covenant or agreement contained herein or in the Securities Purchase Agreement or the Related Agreements (as defined in the Securities Purchase Agreement) and such failure to perform or observe a covenant or agreement is not cured within 20 days after the Corporation receives notice of the occurrence thereof;

               (iv) If any representation, warranty or information contained in the Securities Purchase Agreement or required to be furnished to any holder of the Series A Preferred pursuant to the Securities Purchase Agreement, or any writing furnished by the Corporation to any holder of the Series A Preferred, is false or misleading in any material respect on the date made or furnished;

               (v) If the Corporation or any Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Corporation or any Subsidiary bankrupt or insolvent; or any order for relief with respect to the Corporation or any Subsidiary is entered under the United States Bankruptcy Code; or the Corporation or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Corporation or any Subsidiary, or of any substantial part of the assets of the Corporation or any Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any Subsidiary) relating to the Corporation or any Subsidiary under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Corporation or any Subsidiary and either (x) the Corporation or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (y) such petition, application or proceeding is not dismissed within sixty (60) days;

               (vi) If any money judgment, writ or warrant of attachment, or similar process involving an amount in any individual case in excess of $50,000 or an amount in the aggregate in excess of $200,000 is entered or filed against the Corporation or any of its Subsidiaries or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of 30 days; or

               (vii) If the Corporation or any Subsidiary defaults in the performance of any obligation or obligations if the effect of such default is to cause an amount having an individual principal amount in excess of $100,000 or having an aggregate principal amount in excess of $200,000 to become due prior to its stated maturity or to permit the holder or holders of such obligation or obligations to cause an amount having an individual principal amount in excess of $100,000 or having an aggregate principal amount in excess of $200,000 to become due prior to its stated maturity.

          (b) If an Event of Noncompliance of the type described in Section 5.6(a)(v) above shall have occurred, the Corporation shall become obligated to immediately redeem all of the Series A Preferred Shares outstanding at a price per share equal to the Series A Liquidation Value, without any demand or other action on the part of the holders thereof.

          (c) If any Event of Noncompliance shall have occurred, the holders of a majority of the Series A Preferred Shares then outstanding may demand by written notice delivered to the Corporation immediate redemption of all or any portion of the Series A Preferred Shares owned by such holder or holders at a price per share equal to Series A Liquidation Value. The Corporation shall give prompt written notice of any such election to the other holders of Series A Preferred (but in any event within five days after the receipt of the initial demand for redemption), and each such other holder may demand immediate redemption of all or any portion of such holder's Series A Preferred Shares by giving written notice thereof to the Corporation within seven days after receipt of the Corporation's notice. If any holder or holders of the Series A Preferred demands immediate redemption of all or any portion of such holder's Series A Preferred Shares pursuant to the terms of this Section 5.6(c), the Corporation shall pay to such holder or holders the aggregate Series A Liquidation Value of the Series A Preferred Shares requested to be redeemed by such holder or holders within 10 days after receipt of the initial demand for redemption; provided that if at any time after the requisite number of holders of Series A Preferred Shares shall have demanded immediate redemption pursuant to this Section 5.6(c), the Corporation shall pay all accumulated and unpaid dividends on the Series A Preferred Shares and make all redemption payments (if any) with respect to the Series A Preferred Shares which it shall have been obligated to make otherwise than pursuant to this Section 5.6(c), and all Events of Noncompliance (other than nonpayment of dividends and failure to make any redemption payment due and payable solely by virtue of this Section 5.6(c)) shall be remedied or waived by such holders, then, and in every such case, such holders may, by written notice to the Corporation, rescind and annul such demand for immediate redemption and its consequences.

     5.7  Pro Rata Redemptions.  The Corporation shall not, and shall not permit
          --------------------
any Subsidiary of the Corporation to, purchase or acquire any shares of Series A Preferred other than pursuant to the terms of this Section or pursuant to an offer made on the equivalent terms to all holders of Series A Preferred Shares at the time outstanding.

     Section 6.  Purchase Rights.   If at any time the Corporation grants,
issues or sells any equity securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Common Stock ("Purchase Rights"), then each holder of Series A Preferred will be entitled to such Purchase Rights, ratably in proportion to the number of shares of Common Stock each such holder would have held if each had converted all Series A Preferred Shares held by it into Common Stock on the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights.

     Section 7.  Miscellaneous.

     7.1  Registration of Transfer.  The Corporation will keep at its principal
          ------------------------
office a register for the registration of Series A Preferred Shares. Upon the surrender of any certificate representing Series A Preferred Shares at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Series A Preferred Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Series A Preferred Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Series A Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such Series A Preferred Shares represented by the surrendered certificate.

     7.2  Replacement.  Upon receipt of evidence reasonably satisfactory to the
          -----------
Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Series A Preferred Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Series A Preferred Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Series A Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

     7.3  Amendment and Waiver.  No amendment, modification or waiver will be
          --------------------
binding or effective with respect to any provision of this Article IV without the prior written consent of the holders of at least 66-2/3 % of the Series A Preferred Shares outstanding at the time such action is taken; provided that no action will discriminate against any holder of Series A Preferred other than as a result of a difference in the number of Series A Preferred Shares held by such holders.

     7.4  Notices.  Except as otherwise expressly provided, all notices referred
          -------
to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given on the third day after mailing (a) to the Corporation, at its principal executive offices and (b) to any shareholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by such holder).


PART B.  TERMS APPLICABLE TO COMMON STOCK

     Section 1. Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and after the payment of any preferential amounts to be distributed to the holders of Series A Preferred, the remaining Distributable Funds shall be distributed to the holders of Common Stock and to the holders of the Series A Preferred, ratably in proportion to the number of shares of Common Stock that each such holder holds, or would hold if each holder of the Series A Preferred had converted all of the Series A Preferred Shares held by it into Common Stock on the date of liquidation, dissolution or winding up of the Corporation.

     Section 2. Dividends. Whenever preferential dividends upon the Series A Preferred, to the extent such stock may be entitled thereto, shall have been paid or declared and set apart for payment, and not otherwise, the Board may declare a dividend or distribution upon the Common Stock. Subject to the right of the holders of the Series A Preferred to participate in such dividend or distribution, dividends or distributions so declared by the Board shall be paid to the holders of Common Stock ratably in proportion to the number of shares of Common Stock held by each such holder on the date as of which the holders of Common Stock of record entitled to receive such dividends or distribution were determined.

     Section 3. Voting Rights. The Common Stock shall have those voting rights set forth for the Common Stock in Part C below.

PART C.  VOTING RIGHTS

     Section 1. In General. Except as otherwise provided by the General Corporation Law of the State of Delaware or by this Certificate of Incorporation or any amendments thereto, on all matters submitted to a vote of the shareholders of the Corporation, the Common Stock and Series

A Preferred shall vote together as a single class. For purposes of this Section 1, each holder of Series A Preferred shall have the number of votes equal to the number of shares of Common Stock which such holder would have been entitled to receive had such holder converted all of his, her or its Series A Preferred Shares into Common Stock on the date as of which the holders of Common Stock of record entitled to vote were determined (assuming for this purpose only that Series A Preferred Shares are convertible into fractional shares) and each holder of Common Stock shall have one vote per share of Common Stock held by such holder on the date as of which the holders of Common Stock of record entitled to vote were determined.

     Section 2.  Series A Preferred Directors.

     2.1  Number of Series A Preferred Directors. The Board of Directors of the
          --------------------------------------
Corporation shall include four directors designated as "Series A Preferred Directors," who shall be nominated and elected in accordance with the provisions of this Section 2.

     2.2  Series A Preferred Directors.
          ----------------------------

          (a) The Series A Preferred Directors shall be nominated by the holders of a majority of the issued and outstanding Series A Preferred Shares entitled to vote thereon, voting as a separate class. Once nominated, the Series A Preferred Directors shall be elected to the Board by the holders of a majority of the issued and outstanding Series A Preferred Shares entitled to vote thereon, voting as a separate class, at any annual meeting of the shareholders or special meeting of the shareholders called for that purpose or by written consent in lieu of a meeting.

          (b) The Series A Preferred Directors may be removed with or without cause at any time by the holders of a majority of the issued and outstanding Series A Preferred Shares entitled to vote thereon, voting as a separate class.

          (c) Vacancies of Series A Preferred Directors shall be filled in the same manner as set forth for the election of Series A Preferred Directors in
Section 2.2 (a) above.

          (d)  Each Series A Preferred Director shall be entitled to cast one
(1) vote on each matter submitted to the Board for a vote, unless an Event of Noncompliance shall have occurred, in which case each Series A Preferred Director shall be entitled to cast three (3) votes on each matter submitted to the Board. The special voting rights granted to Series A Preferred Directors in this Section 2.2(d) shall continue for one year from the date the Event of Noncompliance giving rise to such "super" voting rights ceases to exist, but automatically will apply again if an additional Event of Noncompliance occurs.

     2.3  Quorum, Required Vote and Adjournment.  At all meetings of the Board,
          -------------------------------------
directors entitled to cast a majority of the votes of the entire Board shall constitute a quorum for the transaction of business and the act of directors entitled to cast a majority of the votes present at any meeting at which there is a quorum shall be the act of the Board, except as may be other-wise specifically provided by the General Corporation Law of the State of Delaware or by this Certificate of Incorporation or any amendments thereto. Notwithstanding the foregoing, a quorum shall not be present for the transaction of business of the Board unless at least one Series A Preferred Director shall be present at a meeting of the Board. If a quorum shall not be present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 3. Special Matters. The affirmative vote of the holders of at least a majority of the outstanding shares of the Corporation entitled to vote thereon shall be required to approve: (a) any amendment to this Certificate of Incorporation; and (b) any merger, consolidation or share exchange; provided that where, pursuant to the General Corporation Law of the State of Delaware, the holders of the outstanding shares of any class shall be entitled to vote as a class in respect of any such amendment or transaction, the proposed amendment or transaction shall be approved upon receiving the affirmative vote of the holders of at least a majority of the outstanding shares of each class of shares entitled to vote as a class in respect thereof and of the total outstanding shares entitled to vote. In addition, so long as any Series A Preferred Shares remain outstanding the Corporation shall not, without the affirmative vote or written consent by the holders of not less than 51 % of the Series A Preferred Shares then outstanding:

          (a)  Issuances.  Authorize, issue, or enter into any agreement
               ---------
providing for the issuance (contingent or otherwise) of, (x) any notes or debt securities containing equity features (including, without limitation, any notes or debt securities convertible into or exchangeable for equity securities, issued in connection with the issuance of equity securities or containing profit participation features) or (y) any equity securities (or any securities convertible into or exchangeable for any equity securities), except for Common Stock or options to acquire Common Stock representing no more than five percent (5 %) of the fully diluted equity capital which may be issued by the Board only after the approval of at least two of the Series A Preferred Directors, as incentives to key employees, consultants and directors of the Corporation; to merge or consolidate with any Person;

          (b)  Mergers.  Merge or consolidate with any Person or permit any
               -------
Subsidiary to merge or consolidate with any Person;

          (c)  Sale of Assets.  Sell, lease or otherwise dispose of, or permit
               --------------
any Subsidiary to sell, lease or otherwise dispose of, assets in one or a series of related transactions that represent 10% or more of the Corporation's assets or income, or are valued at $1,000,000, whichever is less;

          (d)  Liquidations.  Liquidate, dissolve or effect a recapitalization
               ------------
or
reorganization in any form of transaction;

          (e)  Charter Amendments.    Make any amendment to the Corporation's
               ------------------
certificate of incorporation or by-laws, including without limitation, an amendment altering, changing or otherwise amending the references or rights of the Series A Preferred Shares or increasing or decreasing the number of directors constituting the Board, or file any resolution of the Board with the Secretary of State of Delaware.


PART D.   DEFINITIONS IN THIS CERTIFICATE OF INCORPORATION

     "Board" means the Corporation's Board of Directors.

     "Change of Control" means any transaction, circumstance or event that shall cause or result in Billy Prim and Andrew Filipowski either (a) owning, directly or indirectly, beneficial or record ownership of shares of the Corporation's capital stock or securities having less than 20% of the issued and outstanding shares of the Corporation entitled to vote on matters submitted to the Corporation's shareholders, or (b) resigning or being removed or otherwise not serving as a member of the Board.

     "Common Stock Equivalent" means, collectively, any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation or similar equity like participation rights or phantom stock interests.

     "Liquidation Value" of any share of Series A Preferred as of any particular date will be equal to $0.347037 (adjusted for any divisions, whether by stock split, stock dividend or otherwise, or combinations, whether by reverse stock split or otherwise, of the Series A Preferred Shares) plus accumulated but unpaid dividends on such share.

     "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on the primary exchange on which such security is listed at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. The "Market Price" of a note or other obligation which is not listed on a securities exchange or quoted in the NASDAQ System or reported by the National Quotation Bureau, Incorporated, the total consideration received by the Corporation (including interest) will be discounted at the prime rate of interest at the First National Bank of Chicago in effect at the time the note or obligation is deemed to have been issued. If at any other time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" will be the fair value thereof determined jointly by the Corporation and the holders of a majority of the Series A Preferred Shares. If such parties are unable to reach agreement within a reasonable period of time, such fair value will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of the Series A Preferred Shares.

     "Organic Change" means any capital reorganization, reclassification, consolidation, merger, lease, or sale of all or substantially all of the Corporation's assets to another Person (other than a liquidation as determined under Section 1.1 above) which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for shares of Common Stock.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided that for purposes of Section
4.7 above a Public Offering will not include an offering made in connection with a business acquisition or an employee benefit plan.

     "Securities Purchase Agreement" means the Series A Securities Purchase Agreement, dated as of or about December 1, 1994, by and among the Corporation and Platinum Venture Partners I, L.P. and the Investors (as defined in the Securities Purchase Agreement), as such agreement may be amended from time to time in accordance with its terms.

     "Subsidiary" means any corporation, association or other business entity of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Corporation or one or more Subsidiaries of the Corporation or by the Corporation and one or more Subsidiaries of the Corporation.

     FIFTH:    In furtherance and not in limitation of the powers conferred by statute, the Board is, by action of the full Board, expressly authorized to adopt, amend or repeal the by-laws of the Corporation.

     SIXTH:    Except as otherwise provided in this Certificate of
Incorporation, the Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

     SEVENTH: Each person who is or was a director or officer of the Corporation and each person who serves or served at the request of the Corporation as a director, officer or partner of another enterprise shall be indemnified by the Corporation in accordance with, and to the fullest extent authorized by, the General Corporation Law of the State of Delaware as the same now exists or may be hereafter amended. No amendment to or repeal of this ARTICLE SEVENTH shall apply to or have any effect on the rights of any individual referred to in this ARTICLE SEVENTH for or with respect to acts or omissions of such individual occurring prior to such amendment or repeal.

     EIGHTH:   To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same now exists or may be hereafter amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.
No amendment to or repeal of this ARTICLE EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

     NINTH:    Meetings of stockholders may be held within or outside of the
State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.


                                                 BLUE RHINO CORPORATION


                                                 By:  /s/ Billy D. Prim
                                                    ---------------------------
                                                      Billy D. Prim, President

                            BLUE RHINO CORPORATION
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of March 1, 1997 by and among BLUE RHINO CORPORATION, a Delaware corporation (the "Corporation"), and the Persons listed on Schedule 1 attached
                                                           ----------
hereto (collectively, the "Purchasers"). This Agreement amends and restates in its entirety that certain Registration Rights Agreement dated December 1, 1994, as amended.

                                   RECITALS:

     A. Purchasers have agreed to purchase shares of the Corporation's Series A Convertible Participating Preferred Stock (the "Series A Preferred Shares"), shares of the Corporation's Common Stock (the "Common Shares") and Warrants (the "Warrants") pursuant to certain agreements that provide that the parties hereto enter into this Agreement.

     B. The Corporation deems it desirable to enter into this Agreement in order to induce Purchasers to purchase the Series A Preferred Shares, the Common Shares and the Warrants.

                                  AGREEMENTS

     In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions. As used in this Agreement.
          -----------

     "Agreement" shall meant this Amended and Restated Registration Rights Agreement.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock, $0.001 par value per share, of the Corporation.

     "Common Shares" means the 2,000,000 shares of Common Stock purchased by Platinum Propane Holding, L.L.C. pursuant to that certain Securities Purchase Agreement dated March 1, 1997.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Person" means a natural person, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

     "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect.

     "Registrable Shares" means at any tune (i) any shares of Common Stock then outstanding which were issued upon conversion of the Securities; (ii) any shares of Common Stock then issuable upon conversion or exercise of the then outstanding Securities; (iii) the Common Shares; (iv) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect or in replacement of any shares referred to in
(i), (ii) or (iii); and (v) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i), (ii) or (iii); provided, however, that Registrable Shares shall not include any shares which have been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a person will be deemed to be a holder of Registrable Shares whenever such person has the then-existing right to acquire such Registrable Shares (by conversion or otherwise), whether or not such acquisition actually has been effected.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities" means the Series A Preferred Shares, Common Shares and the Warrants, collectively.

     "Warrants" means the Warrants to purchase (i) 4,214,185 shares of Common Stock at $0.0347037 per share, issued to certain investors on December 1, 1994,
(ii) 115,264 shares of Common Stock at $0.347037 per share, issued to Peter Huizenga ("Huizenga"), Andrew Filipowski ("Filipowski"), Craig Duchossois ("Duchossois") and Robert F. Steele ("Steele") in connection with a bridge loan in May 1995, (iii) 2,593,385 shares of Common Stock at $0.347037 per share issued to Huizenga, Filipowski, Duchossois, Steele, and Billy D. Prim ("Prim") in connection with their guarantee of loan to the Corporation in June 1995,
(iv) 86,446 shares of Common Stock at $0.347037 per share issued to Platinum Venture Partners I, L.P. in connection with a loan to the Corporation in May 1995, (v) 259,338 shares of Common Stock at $0.347037 per share issued to Platinum Venture Partners I, L.P. in connection with the extension of the maturity on its loan to the Corporation on August 14, 1995, (vi) 6,612,926 shares of Common Stock at $0.347037 per share to be issued to the purchasers of the 10.5% Senior Discount Notes and Warrants pursuant to that certain Unit Purchase Agreement dated November 4, 1995 (the "Unit Purchase Agreement"), (vii) 960,000 shares of Common Stock at $0.347037 per share issued to Huizenga, Duchossois and Peer Pedersen or their assigns pursuant to the Unit Purchase Agreement, (viii) 1,502,745 shares of Common Stock at $0.50 per share issued to Lunn/Forseyth L.P. upon the extension of lease financing to the Corporation, and
(ix) 1,500,000
shares of Common Stock at $0.50 per share issued to Platinum Propane Holding, L.L.C. pursuant to that certain Securities Purchase Agreement dated March 1, 1997.

     2.   Demand Registration.
          -------------------

          2.1  Requests for Registration.  Subject to the terms of this
               -------------------------
     Agreement, the holders of at least 51% of the then outstanding Registrable Shares may, at any time request registration under the Securities Act of all or part of their Registrable Shares on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). Within 10 days after receipt of any request pursuant to this Section 2.1, the Corporation will give written notice of such request to all other holders of Registrable Shares and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion within 15 days after delivery of the Corporation's notice. All registrations requested pursuant to this Section
     2.1 are referred to herein as "Demand Registrations."

          2.2  Long-Form Registrations.  The holders of the Registrable Shares
               -----------------------
     will be entitled to request two Long-Form Registrations in which the Corporation will pay all Registration Expenses (as defined in Section 6 below). A registration will not count as one of the permitted Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration), and the second or any subsequent Long-Form Registration will not count as one of the permitted Long-Form Registrations unless the holders of the Registrable Shares are able to register and sell at least 90% of the Registrable Shares requested to be included in such registration; provided however, that in any event the Corporation will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration.

          2.3  Short-Form Registrations.  In addition to the Long-Form
               ------------------------
     Registrations provided pursuant to Section 2.2 above, the holders of Registrable Shares will be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Corporation is permitted to use any applicable short form. Once the Corporation has become subject to the reporting requirements of the Exchange Act, the Corporation will use its best efforts to make Short-Form Registrations available for the sale of Registrable Shares.

          2.4  Priority.  The Corporation will not include in any Demand
               --------
     Registration any securities which are not Registrable Shares without the written consent of the holders of at least 51% of the Registrable Shares included in such Demand Registration. If other securities are permitted to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can be sold in such offering, the Corporation will include in such registration, first, the Registrable Shares requested to be included in such Demand Registration, pro rata among the holders of such securities on the basis of
                   --------
     the number of Registrable Shares which are owned by such holders, and second, other securities to be included in such Demand Registration.

          2.5  Restrictions.  The Corporation will not be obligated to effect
               ------------
     any Long Form Registration within nine months after the effective date of a previous Long-Form Registration. The Corporation may postpone for up to three months the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation reasonably believes that such Demand Registration would have an adverse effect on any proposal or plan by the Corporation or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction.

          2.6  Selection of Underwriters.  The holders of at least 51% of the
               -------------------------
     Registrable Shares included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Corporation's approval which will not be unreasonably withheld.

          2.7  Preemption.  The Corporation will have the right to preempt any
               ----------
     Long Form Registration with a primary registration by delivering written notice of such intention to the holders of Registrable Shares who have requested such Long-Form Registration within fifteen (15) days after the Corporation has received a request for such registration. In the ensuing primary registration, the holders of Registrable Shares will have such piggyback registration rights as are set forth in Section 3 hereof. Upon the Corporation's preemption of a requested Long-Form Registration, such requested registration will not count as one of the permitted Long-Form Registrations.

     3.   Piggyback Registration.
          ----------------------

          3.1  Right to Piggyback.  Whenever the Corporation proposes to
               ------------------
     register any of its securities under the Securities Act (other than pursuant to a Demand Registration hereunder) and the registration form to be used may be used for the registration of any Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice to all holders of the Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares (in accordance with the priorities set forth in Sections 3.2 and 3.3 below) with respect to which the Corporation has received written requests for inclusion within 15 days after the delivery of the Corporation's notice.

          3.2  Priority on Primary Registrations.  If a Piggyback Registration
               ---------------------------------
     is an underwritten primary registration on behalf of the Corporation and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration first, the securities that the Corporation proposes to sell, second, the Registrable Shares requested to be included in such registration, pro rata
                                                                       --------
     among the holders of such Registrable Shares on the basis of the number of shares which are owned by such holders, and third, other securities requested to be included in such registration.

          3.3  Priority on Secondary Registrations.  If a Piggyback Registration
               -----------------------------------
     is an underwritten secondary registration on behalf of holders of the Corporation's securities and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration first, the securities requested to be included therein by the holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of such
                                    --------
     securities on the basis of the number of shares of Common Stock or Registrable Shares which are owned by such holders, and second, other securities requested to be included in such registration.

          3.4  Other Registrations.  If the Corporation has previously filed a
               -------------------
     registration statement with respect to Registrable Shares pursuant to
     Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

          3.5  Selection of Underwriters.  In connection with any Piggyback
               -------------------------
     Registration, the holders of at least 51% of the Registrable Shares requested to be registered shall have the right to select the managing underwriters to administer any offering of the Corporation's securities in which the Corporation does not participate, and the Corporation will have such right in any offering in which it participates, provided that in either case such managing underwriters shall be qualified nationally recognized underwriters.

     4.   Holdback Agreements.
          -------------------

          4.1  Holders' Agreements.  Each holder of Registrable Shares agrees
               -------------------
     not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the 120 days following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Shares are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          4.2  Corporation's Agreements.  The Corporation agrees (i) not to
               ------------------------
     effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and during the 120 days following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree and (ii) to cause each holder of at least 1% (on a fully diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     5.   Registration Procedures.  Whenever the holders of Registrable Shares
          -----------------------
have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its best efforts to effect the registration and sale of such Registrable Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Corporation will as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Corporation will furnish copies of all such documents proposed to be filed to the counsel or counsels for the sellers of the Registrable Shares covered by such registration statement);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Corporation will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed;

          (g) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (k) at least 48 hours prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

          (l) at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Corporation included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act.

     6.   Registration Expenses.
          ---------------------

          6.1  Corporation's Expenses.  All expenses incident to the
               ----------------------
     Corporation's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation.

          6.2  Holder's Expenses.  Notwithstanding anything to the contrary
               -----------------
     contained herein, each holder of Registrable Shares will pay all attorney fees and disbursements for counsel they retain in connection with the registration of Registrable Shares, except that the Corporation will reimburse the holders of Registrable Shares for the reasonable fees and disbursements of one counsel chosen by the holders of at least 51% of such Registrable Shares in connection with a Demand Registration.

     7.   Indemnification.
          ---------------

          7.1  By the Corporation.  The Corporation agrees to indemnify, to the
               ------------------
     extent permitted by law, each holder of Registrable Shares, its officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including without limitation, attorney's fees) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Shares. The payments required by this Section 7.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

          7.2  By Each Holder.  In connection with any registration statement in
               --------------
     which a holder of Registrable Shares is participating, each such holder will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Corporation, its directors and officers and each person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Shares and the liability of each such holder of Registrable' Shares will be in proportion to and limited to the net amount received by such holder from the sale of Registrable Shares pursuant to such registration statement.

          7.3  Procedure.  Any person entitled to indemnification hereunder will
               ---------
     (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          7.4  Survival.  The indemnification provided for under this Agreement
               --------
     will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Corporation also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Corporation's indemnification is unavailable for any reason.

     8.   Compliance with Rule 144.  In the event that the Corporation (a)
          ------------------------
registers a class of securities under Section 12 of the Exchange Act or (b) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any holder who proposes to sell securities in compliance with Rule 144 of the Commission, the Corporation will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rules may be amended from time to time and (ii) make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.

     9.   Participation in Underwritten Registrations.  No person may
          -------------------------------------------
participate in any registration hereunder which is underwritten unless such person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such person or persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     10.  Miscellaneous.
          -------------

          10.1 No Inconsistent Agreements.  The Corporation will not hereafter
               --------------------------
     enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement.

          10.2 Adjustments Affecting Registrable Shares.  The Corporation will
               ----------------------------------------
     not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which Shares in any such would adversely affect the marketability of such Registrable registration, including, without limitation, effecting a stock split or combination of shares.

          10.3 Amendments and Other Registration Rights.  Except as provided
               ----------------------------------------
     in this Agreement, without the prior written consent of holders of at least 51% of the Registerable Shares, (a) this Agreement shall not be amended and
     (b) the Corporation will not hereafter grant to any person or persons the right to request the Corporation to register any equity securities of the Corporation or any securities convertible or exchangeable into or exercisable for such securities. The Corporation will not include in any demand registration any securities which are not Registerable Shares (for the purposes of Section 2) unless and until all Registerable Shares requested to be registered have first been so included.

          10.4 Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
     herein, all covenants and, agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holders of such Registrable Shares.

          10.5 Severability.  Whenever possible, each provision of this
               ------------
     Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          10.6 Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
     are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

          10.7 Notices.  Any notices required or permitted to be sent hereunder
               -------
     shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Corporation, and shall be deemed to have been given upon delivery, if delivered personally, three days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

          If to the Corporation, to:

               Blue Rhino Corporation
               104 Cambridge Plaza Drive
               Winston-Salem, North Carolina 27104
               Attention: Billy Prim, Chief Executive Officer with a copy to:

               House Law Firm
               P.O. Drawer 26015
               Winston-Salem, North Carolina 27114-6015
               Attention:     Don R. House, Esq.

          If to Purchasers, to:

               Platinum Venture Partners I, L.P.
               1815 S. Meyers Road
               Oakbrook Terrace, Illinois 60181
               Attention:     Michael A. Santer

          with a copy to:

               Katten Muchin & Zavis
               525 W. Monroe Street, Suite 1600
               Chicago, Illinois 60661
               Attention:     Matthew S. Brown, Esq.

          10.8 Governing Law.  All questions concerning the construction,
               -------------
     validity and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement, shall be governed by the laws of the State of Delaware applicable to contracts made and wholly to be performed in that state.


          10.9 Final Agreement.  This Agreement, together with the Securities
               ---------------
     Purchase Agreement and all other agreements entered into by the parties hereto pursuant to the Securities Purchase Agreement, constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

         10.10 Execution in Counterparts. This Agreement may be executed in any
               -------------------------
     number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

         10.11 No Strict Construction. The language used in this Agreement will
               ----------------------
     be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any party.

     The parties hereto have executed this Amended and Restated Registration Rights Agreement on the date first set forth above.



                              BLUE RHINO CORPORATION


                              By:  /s/ Billy Prim
                                 ------------------------------------
                                  Billy Prim, Chief Executive Officer

                              PLATINUM PROPANE HOLDING, L.L.C.


                              By:  /s/ Daryl F. McClendon
                                 ------------------------------------
                                  Daryl F. McClendon, Manager

                              FORSEYTH TECHNOLOGY/LUNN PARTNERS VENTURE LEASING, L.P.


                              By:___________________________
                              Name:_________________________
                              Title:________________________


                              Billy D. Prim, not personally but as attorney in fact for the persons listed on Exhibit A hereto pursuant to that certain power of attorney granted under the Consent, Agreement and Waiver executed by each of them.


                                   /s/ Billy D. Primm
                              ---------------------------------------
                              Billy D. Prim, Attorney in Fact